Exhibit 10.2


                                                             EXECUTION COPY





                COLLATERAL TRUST AND INTERCREDITOR AGREEMENT


                             COLLATERAL TRUST AND INTERCREDITOR AGREEMENT
                      (as amended and modified from time to time, this "Agreement") dated as of June 12, 2000, among RITE AID CORPORATION, a Delaware corporation ("Rite Aid"), each Subsidiary of Rite Aid listed on the signature pages hereto or which becomes a party hereto pursuant to Section 9.11 hereof (each such Subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the holders from time to time of the Second Priority Debt Obligations, CITICORP USA, INC., a Delaware corporation ("Citicorp USA"), as collateral agent (in such capacity, the "Senior Collateral Agent") for the Senior Secured Parties under the Senior Loan Documents, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent for the RCF Facility Parties under the RCF Facility, the PCS Facility Parties under the PCS Facility Documents and the Exchange Debt Parties under the Exchange Debt Facility Documents, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Security Agent for the Finco Facility Parties under the Finco Facility Documents, STATE STREET BANK AND TRUST COMPANY, as trustee under the Exchange Note Indenture for the holders of the Exchange Notes, and THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH, as Collateral Agent for the Synthetic Lease Parties under the Synthetic Lease Documents.


        Reference is made to the Senior Loan Documents. Each of the Subsidiary Guarantors has entered into the Senior Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Senior Obligations for the benefit of each Senior Secured Party. Each of the Subsidiary Guarantors has also entered into the Senior Subsidiary Security Agreement, each Senior Mortgage and each other Senior Collateral Document to which it is a party to secure, among other things, the Senior Obligations, including their obligations under the Senior Subsidiary Guarantee Agreement, and such Subsidiary Guarantors have pledged collateral to the Senior Collateral Agent under such agreements.

        Reference is made to the Second Priority Debt Documents. Each of the Subsidiary Guarantors has entered into the Second Priority Subsidiary Guarantee Agreement, pursuant to which they have, jointly and severally, guaranteed the Second Priority Debt Obligations for the benefit of each Second Priority Debt Party. Each of the Subsidiary Guarantors has also entered into the Second Priority Subsidiary Security Agreement, each Second Priority Mortgage and each other Second Priority Collateral Document to which it is a party to secure, among other things, the Second Priority Debt Obligations, including their obligations under the Second Priority Subsidiary Guarantee Agreement, and such Subsidiary Guarantors have pledged collateral to the Second Priority Collateral Trustee under such agreements.

        Rite Aid, the Subsidiary Guarantors, and the Second Priority Representatives on behalf of the Second Priority Debt Parties, have requested the Second Priority Collateral Trustee to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents. The Second Priority Collateral Trustee is willing to act as collateral trustee for the Second Priority Debt Parties hereunder and under the Second Priority Collateral Documents on the terms and subject to the conditions set forth in this Agreement.

        Accordingly, the parties hereto hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

        SECTION 1.01 INCORPORATION BY REFERENCE. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions Annex annexed hereto, which is hereby incorporated by reference herein with the same effect as set forth in its entirety herein.

        SECTION 1.02. CERTAIN DEFINITIONS. (a) As used in this Agreement, the capitalized terms defined in the recitals hereto shall have the meanings specified therein, and the following terms have the meanings specified below:

        "Collateral Account" is defined in Section 3.01.

        "Definitions Annex" means the Definitions Annex annexed hereto.

        "Distribution Date" means the date on which any funds are distributed by the Senior Collateral Agent or the Second Priority
Collateral Trustee in accordance with the provisions of Section 4.01.

        "Event of Default" means any "Event of Default" under the Senior Credit Facility or any "Event of Default" under any Second Priority Debt Document.

        "Fees" means, with respect to the Second Priority Collateral Trustee, the Senior Collateral Agent or any Second Priority Representative, any fees, expenses, reimbursements or indemnifications payable by Rite Aid or any Subsidiary Guarantor to such Person in such capacity.

        "Secured Documents" means (a) each Senior Loan Document and (b) each Second Priority Debt Document.

        "Secured Obligations" means, without duplication, (a) the Senior Obligations and (b) the Second Priority Debt Obligations.

        "Secured Parties" means (a) the Senior Secured Parties and (b) the Second Priority Debt Parties.

        "Triggering Event" means (x) the occurrence of any Event of Default and, as a result thereof, (A) the acceleration (including any automatic acceleration in connection with any Bankruptcy Proceeding) of the principal amount of any Senior Obligations or Second Priority Debt Obligations under the terms of any Senior Loan Document or any Second Priority Debt Document or (B) the commencement of the exercise of remedies in respect of Collateral, and (y) in either case, receipt by the Second Priority Collateral Trustee of written notice thereof from the Senior Collateral Agent (in the case of any such Event of Default arising under the Senior Loan Documents) or receipt by the Senior Collateral Agent and the Second Priority Collateral Trustee of written notice thereof from any Second Priority Representative (in the case of any such Event of Default arising under any Second Priority Debt Document).

        "Trust Estate" means the right, title and interest of the Second Priority Debt Parties under the Second Priority Collateral Documents.

        (b) The words "hereof", "herein" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof. All references herein to Articles or Sections shall, unless otherwise specified, be deemed to refer to Articles and Sections of this Agreement. As used in this Agreement, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" means "including but not limited to"; (b) "provisions" means "provisions, terms, covenants and/or conditions"; (c) "lien" means "lien, charge, encumbrance, security interest, mortgage, deed of trust or deed to secure debt"; (d) "obligation" means "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" means "the Mortgaged Property or any part thereof or interest therein".

                                 ARTICLE II

               DECLARATION AND ACCEPTANCE OF TRUST; REMEDIES

        SECTION 2.01. DECLARATION AND ACCEPTANCE OF TRUST. The Second Priority Collateral Trustee hereby declares, and each of Rite Aid, the Subsidiary Guarantors and the Second Priority Debt Parties agrees, that the Second Priority Collateral Trustee holds the Trust Estate as trustee in trust under this Agreement for the benefit of the Second Priority Debt Parties as provided herein. By acceptance of the benefits of this Agreement, each Second Priority Debt Party (whether or not a signatory hereto) (i) consents to the appointment of the Second Priority Collateral Trustee as trustee hereunder, (ii) confirms that the Second Priority Collateral Trustee shall have the authority to act as the exclusive agent of such Second Priority Debt Party for enforcement of any remedies under or with respect to any Second Priority Collateral Document and the giving or withholding of any consent or approval relating to any Collateral or any Subsidiary Guarantor's obligations with respect thereto and (iii) agrees that, except as provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.

        SECTION 2.02. DETERMINATIONS RELATING TO COLLATERAL. If (i) the Second Priority Collateral Trustee shall receive any written request from Rite Aid or any Subsidiary Guarantor under any Second Priority Collateral Document for consent or approval with respect to any matter or thing relating to any Collateral or any Subsidiary Guarantor's obligations with respect thereto or (ii) there shall be due to or from the Second Priority Collateral Trustee under the provisions of any Second Priority Collateral Document any material performance or the delivery of any material instrument or (iii) the Second Priority Collateral Trustee shall become aware of any nonperformance by any Subsidiary Guarantor of any covenant or any breach of any representation or warranty set forth in any Second Priority Collateral Document, then, in each such event, the Second Priority Collateral Trustee shall advise the Representatives of the matter or thing as to which consent has been requested or the performance or instrument required to be delivered or the nonperformance or breach of which the Second Priority Collateral Trustee has become aware. Until the occurrence of the Senior Obligation Payment Date, and subject to Section 8.01, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive authority to direct the Second Priority Collateral Trustee's response to any of the events or circumstances contemplated in clauses (i),
(ii) and (iii) above.

        SECTION 2.03. REMEDIES. (a) Within five Business Days after the occurrence of a Triggering Event, the Second Priority Collateral Trustee shall notify each of the Representatives and Rite Aid in writing that a Triggering Event exists, specifying the nature of such Triggering Event.

        (b) Until the Senior Obligation Payment Date, the Senior Collateral Agent and the Majority Senior Parties shall have the exclusive right to exercise any right or remedy with respect to the Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Instructing Group shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Second Priority Instructing Group shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Collateral Trustee with respect to the Collateral, or of exercising any trust or power conferred on the Second Priority Collateral Trustee, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section shall impair the right of the Second Priority Collateral Trustee in its discretion to take any action deemed proper by the Second Priority Collateral Trustee and which is not inconsistent with the terms hereof or any such direction by the Second Priority Instructing Group.

        (c) In the event the Second Priority Collateral Trustee receives written notice from the Second Priority Instructing Group of any direction given pursuant to paragraph (b) of this Section, the Second Priority Collateral Trustee will give prompt written notice thereof to each Second Priority Representative. The Senior Collateral Agent will give the Second Priority Collateral Trustee and each Second Priority Representative prompt written notice of the occurrence of the Senior Obligation Payment Date.

        SECTION 2.04. RIGHT TO MAKE ADVANCES. If an advance of funds shall at any time be required for the preservation or maintenance of any Collateral, the Senior Collateral Agent, the Second Priority Collateral Trustee or any Secured Party shall be entitled to make such advance after notice to Rite Aid and the Representatives of its intention to do so but without notice to any other Secured Party. Each such advance shall be reimbursed, with interest accrued from the date such advance was made at the Default Rate, by Rite Aid upon demand by the Senior Collateral Agent, the Second Priority Collateral Trustee or such Secured Party, and if Rite Aid fails to comply with any such demand, out of the proceeds of any Collateral in accordance with the provisions of Section 4.01 (b) or (c). If any Secured Party shall receive any funds which, under this Section 2.04, belong to the Senior Collateral Agent, the Second Priority Collateral Trustee or any other Secured Party, such Secured Party shall remit such funds promptly to the Senior Collateral Agent or the Second Priority Collateral Trustee for distribution to itself or such other Secured Party, as the case may be, and before such remittance shall hold such funds in trust for the Senior Collateral Agent, the Second Priority Collateral Trustee or such other Secured Party, as the case may be.

        SECTION 2.05. NATURE OF SECURED PARTIES' RIGHTS. All of the Secured Parties shall be bound by any instruction or direction given by the Instructing Group pursuant to this Agreement.

                                ARTICLE III

                            COLLATERAL ACCOUNTS

        SECTION 3.01. COLLATERAL ACCOUNTS. The Second Priority Collateral Trustee shall establish and, at all times thereafter until all Second Priority Debt Obligations have been paid in full, there shall be maintained with the Second Priority Collateral Trustee a separate collateral trust account (each, a "Collateral Account" and collectively, the "Collateral Accounts") in the name of each of the Second Priority Representatives for the benefit of the Second Priority Debt Parties for which such Second Priority Representative is acting. The Second Priority Collateral Trustee shall deposit in such Collateral Accounts only such funds as are distributable to the relevant Second Priority Representative (or Second Priority Debt Parties for which such Representative acts) in accordance with the provisions of this Agreement. All such funds on deposit in the Collateral Accounts shall be held, applied and disbursed by the Second Priority Collateral Trustee as part of the Trust Estate in accordance with the terms of this Agreement.

        SECTION 3.02. INVESTMENT OF FUNDS. The Second Priority Collateral Trustee shall invest and reinvest funds on deposit in the Collateral Accounts at any time in Temporary Cash Investments as directed in writing by Rite Aid, and the investment earnings thereon shall, so long as no Event of Default shall have occurred and be continuing, be paid to Rite Aid monthly; provided, however, that if any party other than a holder of Second Priority Debt Obligations claims entitlement to any such investment earnings, the same shall not be released to Rite Aid but shall continue to be held and reinvested by the Second Priority Collateral Trustee pending receipt by the Second Priority Collateral Trustee of joint instructions signed by Rite Aid and such party or a nonappealable court judgment determining the disposition of such earnings. Rite Aid shall bear the risk of loss on any investment made hereunder (except for such losses that result from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee in failing to follow proper investment instructions given by Rite Aid pursuant to this Section) and shall, upon demand of the Second Priority Collateral Trustee to Rite Aid, deliver immediately available funds to the Second Priority Collateral Trustee in an amount equal to such loss or losses.

                                 ARTICLE IV

                       APPLICATION OF CERTAIN AMOUNTS
                           MANDATORY PREPAYMENTS

        SECTION 4.01. APPLICATION OF PROCEEDS OF COLLATERAL AFTER
TRIGGERING EVENT. (a) [Reserved].

        (b) If, following a Triggering Event, any Collateral (other than any PCS Excluded Assets) is sold or otherwise realized upon (whether pursuant to the exercise of any remedy set forth in any Collateral Document, in a Bankruptcy Proceeding or otherwise), the proceeds in respect of such Collateral shall be applied as soon as practicable after receipt as follows:

               FIRST: to the Second Priority Collateral Trustee and the Senior Collateral Agent in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Senior Secured Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Senior Secured Party, pro rata based on the amounts of such Fees (or such advance or payment);

               SECOND: to the Second Priority Collateral Trustee, the Senior Collateral Agent and any Senior Secured Party to reimburse to the Second Priority Collateral Trustee, the Senior Collateral Agent and such Senior Secured Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

               THIRD: to the Senior Collateral Agent, for distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations, pro rata based on the amount of Senior Obligations then due and owing, until the Senior Obligation Payment Date;

               FOURTH: to the Second Priority Representatives in an amount equal to the Fees thereof which are unpaid as of the applicable Distribution Date and to any Second Priority Debt Parties which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Second Priority Debt Party, pro rata based on the amounts of such Fees (or such advance or payment);

               FIFTH: to any Second Priority Representative and any Second Priority Debt Party to reimburse to such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

               SIXTH: to the Second Priority Representatives, for distribution to the Second Priority Debt Parties to be applied to the payment of the Second Priority Debt Obligations, pro rata based on the amount of Second Priority Debt Obligations then due and owing, until all the Second Priority Debt Obligations have been paid in full; and

               SEVENTH: after payment in full of all Secured Obligations, to Rite Aid and the Subsidiary Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        (c) If, following a Triggering Event, any Collateral consisting of PCS Excluded Assets is sold or otherwise realized upon (whether pursuant to the exercise of any remedy set forth in any Collateral Document, in a Bankruptcy Proceeding or otherwise), the proceeds received in respect of such Collateral shall be applied as soon as practicable after receipt as follows:

               FIRST: to the Second Priority Collateral Trustee, the Senior Collateral Agent and the Second Priority Representatives in an amount equal to the Fees thereof which are properly allocable to the PCS Excluded Assets and are unpaid as of the applicable Distribution Date and to any Secured Party which has theretofore advanced or paid any such Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party, pro rata based on the amounts of such Fees (or such advance or payment);

               SECOND: to the Second Priority Collateral Trustee, any Representative and any Secured Party to reimburse to the Second Priority Collateral Trustee, such Representative or such Secured Party for the amount of any advance made pursuant to Section 2.04 hereof in respect of PCS Excluded Assets (with interest thereon at the Default Rate), pro rata based on the amount so advanced;

               THIRD: to the Senior Collateral Agent, for distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations, pro rata based on the amount of Senior Obligations then due and owing, an amount equal to the PCS Incremental Investment as at the date of such sale or realization;

               FOURTH: to the Second Priority Representatives for the PCS Facility and the Exchange Debt Facility for distribution to the PCS Facility Parties and the Exchange Debt Parties to be applied to the payment of the PCS Facility Obligations and Related Exchange Debt Obligations, pro rata, until all such PCS Facility Obligations and Related Exchange Debt Obligations have been paid in full;

               FIFTH: to the Second Priority Representative for the RCF Facility and the Exchange Debt Facility for distribution to the RCF Facility Parties and the Exchange Debt Facility Parties to be applied to the payment of the RCF Facility Obligations in respect of Tranche A Loans and Related Exchange Debt Obligations, pro rata, until all such RCF Facility Obligations and Related Debt Obligations have been paid in full;

               SIXTH: to the Second Priority Representatives for the other Existing Facilities, to be applied to the payment of the Existing Facility Obligations, pro rata based upon the amount of Existing Facility Obligations then due and owing, until the Existing Facility Obligations have been paid in full;

               SEVENTH: to the Second Priority Representative for the Synthetic Lease Facilities, to be applied to the payment of the Synthetic Lease Obligations, pro rata, based on the amount of Synthetic Lease Obligations then due and owing, until the Synthetic Lease Obligations have been paid in full;

               EIGHTH: to the Senior Collateral Agent, for distribution to the Senior Secured Parties to be applied to the payment of the Senior Obligations, pro rata based on the amount of Senior Obligations then due and owing, until the Senior Obligation Payment Date;

               NINTH: to the Second Priority Representatives, for the other Second Priority Facilities for distribution to the other Second Priority Debt Parties to be applied to the payment of all such Second Priority Debt Obligations, pro rata based on the amount of Second Priority Debt Obligations then due and owing, until all such Second Priority Debt Obligations have been paid in full; and

               TENTH: after payment in full of all Secured Obligations, to Rite Aid and the Subsidiary Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        (d) Whenever pursuant to the foregoing provisions of this Section any proceeds are required to be distributed to any Second Priority Representative, then the Second Priority Collateral Trustee or the Senior Collateral Agent, as the case may be, shall effect such distribution only upon receiving written notification from the Second Priority Instructing Group as to the identities of the Second Priority Representatives entitled to receive such distribution and the amounts or percentages of such distribution to which each such Second Priority Representative is entitled and, if requested by the Second Priority Collateral Trustee or the Senior Collateral Agent, the amount of outstanding Second Priority Debt Obligations then due and owing to Second Priority Debt Parties for which each such Representative is acting on the basis of which such amounts to be distributed are to be determined. Each of the Second Priority Collateral Trustee and the Senior Collateral Agent shall be fully protected in, and shall not incur or have any liability as a result of, relying on such written notification received by it.

        (e) Whenever any proceeds are required by the terms hereof to be distributed to the trustee under the Exchange Note Indenture for application to the Exchange Note Obligations, such proceeds may be applied to the payment of such Exchange Note Obligations, utilized to make one or more offers to repurchase Exchange Notes or held by such trustee as security for the payment of the Exchange Note Obligations as permitted by the Exchange Note Indenture.

        (f) Notwithstanding the foregoing provisions of Section 4.01(b), proceeds of PCS Linked Accounts in excess of amounts distributed pursuant to paragraphs FIRST, SECOND and THIRD of Section 4.01(b) shall be distributed in accordance with Section 4.01(c).

        SECTION 4.02. [RESERVED]

        SECTION 4.03. [RESERVED]

        SECTION 4.04. PAYMENT PROVISIONS. For the purposes of applying the provisions of Section 4.01, all interest, fees and other amounts to be paid on any of the Secured Obligations pursuant to the terms of any Secured Document shall, as among the Secured Parties and regardless of whether any such interest, fees or other amounts are or would be recognized or allowed as a claim in any bankruptcy or similar proceeding, be treated as due and owing on the Secured Obligations.

        SECTION 4.05. REDUCTION EVENTS; MANDATORY PREPAYMENTS. (a) In the event that the Borrower or any of its Subsidiaries shall at any time, or from time to time (but in the case of any sale or disposition of Collateral, only prior to the occurrence of a Triggering Event) receive any Net Cash Proceeds of any Reduction Event, (x) the Borrower shall, not later than the Business Day following the date of receipt of such Net Cash Proceeds, notify the Representatives of such fact and of the amount of such Net Cash Proceeds, (y) the Borrower shall, not later than the second Business Day following the date of receipt of such Net Cash Proceeds, cause the portion of the same required to be applied by the provisions of this Section to any Debt Facility to be transferred to the Representative for such Debt Facility for application in accordance with the provisions of this Agreement and (z) the Borrower shall apply an amount equal to the largest multiple of $1,000,000 which does not exceed the amount of such Net Cash Proceeds to the reduction of the Debt Facilities in accordance with the following:

               (i) if such Reduction Event is a PCS Disposition, such Net Cash Proceeds shall be applied: FIRST, to the ratable prepayment of loans outstanding under the PCS Facility and Related Exchange Debt, until the same shall have been prepaid in full; then SECOND, to prepayment of the Tranche A Loans under the RCF Facility and Related Exchange Debt, until the same have been prepaid in full; then THIRD, to the ratable prepayment of other loans under the Existing Facilities and the Exchange Debt Facility; then FOURTH, to the ratable payment of the Synthetic Lease Obligations, until the same have been paid in full; then FIFTH to Reductions of the Senior Credit Facility, until the Senior Obligation Payment Date; then SIXTH, to the ratable prepayment of all other outstanding Second Priority Debt Obligations; provided that, notwithstanding anything to the contrary in this clause (i), the Net Cash Proceeds of any PCS Disposition attributable to PCS Linked Accounts shall first be applied to Reductions of the Senior Credit Facility to the extent required by Section 2.12(b) of the Senior Credit Facility;

               (ii) if such Reduction Event is a Capital Markets Transaction, such Net Cash Proceeds shall be applied: FIRST, to Reductions of the Senior Credit Facility, to the extent of the Required Prepayment Amount; then, SECOND, to prepayment of loans outstanding under the PCS Facility and Related Exchange Debt, until the same shall have been prepaid in full; and then, THIRD, in accordance with paragraph (vii) below;

               (iii) if such Reduction Event is a Designated Asset Disposition, such Net Cash Proceeds shall be applied: FIRST, to prepayment of loans outstanding under the Exchange Debt Facility, until the same shall have been prepaid in full; and then, SECOND, in accordance with paragraph (vi) below;

               (iv) if such Reduction Event is a Senior Collateral Disposition, such Net Cash Proceeds shall be applied: FIRST, to Reductions of the Senior Credit Facility, to the extent of the Required Prepayment Amount; and then SECOND, to the ratable prepayment of the principal of all outstanding Second Priority Debt Obligations, until the same shall have been prepaid in full;

               (v) if such Reduction Event is an Asset Sale of collateral under the Drugstore.com Pledge Agreement, such Net Cash Proceeds shall be applied in accordance with paragraph (vii) below;

               (vi) if such Reduction Event is an Asset Sale not covered by paragraphs (i) through (v) above (or if there are Net Cash Proceeds in excess of those applied in accordance with paragraph (iii) above) such Net Cash Proceeds shall be applied: FIRST, to Reductions of the Senior Credit Facility, to the extent of the Required Prepayment Amount; and then SECOND, in accordance with paragraph (vii) below; and

               (vii) if there are Net Cash Proceeds of a Reduction Event in excess of those applied in accordance with paragraphs (ii) through
        (vi) above, such Net Cash Proceeds shall be applied: FIRST, to the ratable prepayment of all loans outstanding under the Existing Facilities (other than the PCS Facility and Related Exchange Debt), until such loans shall have been prepaid in full; and then SECOND, to prepayment of loans outstanding under the PCS Facility and Related Exchange Debt; and then THIRD, to the prepayment of the Synthetic Lease Obligations.

Each prepayment of loans or other Reduction required pursuant to the foregoing provisions of this Section will be made not later than the second Business Day following the receipt of the relevant Net Cash Proceeds. Each prepayment of loans required pursuant to the foregoing provisions of this Section will be made together with accrued interest to the date of prepayment and any applicable premium in accordance with the terms of the applicable Senior Loan Document or Second Priority Debt Document, as the case may be, but such interest and premium, if any, shall not reduce the amount of principal required to be prepaid in accordance with this Section.

        (b) In the event the Borrower or any of its Subsidiaries shall, at any time after the occurrence of a Triggering Event, receive any Net Cash Proceeds of any Reduction Event which are attributable to Collateral, such Net Cash Proceeds shall be subject to and applied in accordance with the provisions of Section 4.01(b) or (c), as applicable.

        (c) Notwithstanding the foregoing, any payment made or to be made by any Subsidiary Guarantor in respect of Second Priority Debt Obligations subsequent to the occurrence of a Triggering Event other than from the proceeds of Collateral or Exchange Debt First Priority Collateral shall be subject to, and only made in accordance with, the subordination provisions of the Second Priority Subsidiary Guarantee Agreement.

        (d) Notwithstanding the foregoing, proceeds of collateral realized through enforcement of the Liens under the PCS Pledge Agreement, the Drugstore.com Pledge Agreement or the Exchange Debt First Priority Collateral Documents shall be applied in accordance with the terms of such documents.

        (e) For avoidance of doubt, the provisions of Section 4.05(a) establish dates and amounts of contingent Reductions required to be made by the Borrower. Section 4.05(a) does not itself create any Lien nor does it alter the priorities of Liens which are created by the other Senior Loan Documents and Second Priority Debt Documents.

        SECTION 4.06. CASH SWEEP; CERTAIN ENFORCEMENT PROCEEDS. (a) Notwithstanding the foregoing provisions of this Article IV, at all times during a Cash Sweep Period prior to the occurrence of a Triggering Event, the funds on deposit in the Citibank Concentration Account (as such terms are defined in the Senior Subsidiary Security Agreement as in effect on the Closing Date) may be applied in accordance with the provisions of Section 2.12(d) of the Senior Credit Facility, as in effect on the Closing Date. After the occurrence of a Triggering Event, funds on deposit in the Citibank Concentration Account consisting of proceeds of Collateral shall be applied in accordance with the provisions of Section 4.01(b) or (c), as applicable. The Borrower and the Subsidiary Guarantors will not deposit funds representing Net Cash Proceeds from Reduction Events in the Citibank Concentration Account or into accounts that are swept into the Citibank Concentration Account pursuant to the Senior Loan Documents.

        (b) Notwithstanding the foregoing, for purposes of this Article IV, any proceeds of enforcement of the Second Priority Subsidiary Guarantee Agreement against any Subsidiary Guarantor other than PCS or a Subsidiary of PCS shall be deemed proceeds of Senior Collateral that do not constitute PCS Excluded Assets.

                                 ARTICLE V

                               SUBORDINATION

        SECTION 5.01. PERFECTION AND PRIORITY OF SECURITY INTERESTS. (a) Any and all security interests, assignments, pledges, mortgages, deeds of trust, deeds to secure debt and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties with respect to the Collateral and securing the Second Priority Debt Obligations are expressly junior in priority, operation and effect to any and all security interests, assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties with respect to the Collateral and securing the Senior Obligations, notwithstanding anything to the contrary contained in any agreement or filing to which the Second Priority Collateral Trustee or any Second Priority Debt Party may now or hereafter be a party, and regardless of the time, order or method of attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing but subject, in the case of application of proceeds from the sale of or realization on PCS Excluded Assets, to the provisions of Section 4.01(c).

        (b) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge that a portion of the Senior Obligations represent debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Senior Obligations may be modified, extended or amended from time to time, and the aggregate amount of the Senior Obligations may be increased, replaced or refinanced, all in accordance with Section 6.01 hereof but otherwise without notice to or consent by the Second Priority Debt Parties and without affecting the provisions hereof. The lien priorities provided in this Section 5.01 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Senior Obligations or the Second Priority Debt Obligations, or any portion thereof, nor by any action that the Senior Secured Parties or the Second Priority Debt Parties may take or fail to take in respect of the Collateral in accordance with this Agreement.

        (c) For purposes of perfecting the Second Priority Lien in the Collateral and the proceeds thereof, the Subsidiary Guarantors and the Senior Collateral Agent hereby acknowledge that UCC-1 financing statements, patent/trademark/copyright filings and mortgages or other filings or recordings covering the Collateral, naming one or more Subsidiary Guarantors as debtor, and the Second Priority Collateral Trustee, on behalf of the Second Priority Debt Parties, as secured party, may be filed in appropriate public offices from time to time.

               (i) Each of the Second Priority Representatives and each Second Priority Debt Party agrees that all UCC-1 financing statements, patent/trademark/copyright filings (except as provided in clause (ii) below) or other filings or recordings filed or recorded by or on behalf of the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following notation: "The interest of the Secured Party in the collateral described herein is junior and subordinate to the interests of Citicorp USA, Inc., and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 12, 2000, as amended, refinanced or replaced from time to time, with Rite Aid Corporation in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 12, 2000, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and certain other parties, as Second Priority Representatives, as amended from time to time."

               (ii) In addition, each of the Second Priority
        Representatives and each Second Priority Debt Party agrees that all mortgages, deeds of trust, deeds to secure debt and similar instruments (collectively, "mortgages") now or hereafter filed against real and/or personal property pursuant to any Secured Document in favor of or for the benefit of the Second Priority Collateral Trustee and/or the Second Priority Debt Parties shall be in form satisfactory to the Senior Collateral Agent and shall contain the following provision: "The lien of this [Mortgage] is junior and subordinate to the lien of any mortgage now or hereafter granted to Citicorp USA, Inc. and its successors and assigns, as collateral agent for certain secured parties, including the lenders from time to time party to that certain Senior Credit Agreement dated as of June 12, 2000, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns, in accordance with the provisions of that certain Collateral Trust and Intercreditor Agreement dated as of June 12, 2000, among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation,
        Wilmington Trust Company, as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and certain other parties, as Second Priority Representatives, as amended from time to time."

        (d) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree:

               (i) to subordinate the Second Priority Collateral Documents to any lease of any of the Mortgaged Properties to the same extent that the Senior Collateral Documents are or have been subordinated to such lease, but without affecting the relative priority of the Senior Collateral Documents and the Second Priority Collateral Documents,

               (ii) to grant nondisturbance rights with respect to any lease of any of the Mortgaged Properties with respect to which the Senior Collateral Agent has granted nondisturbance on substantially the same terms as granted by the Senior Collateral Agent,

               (iii) that if all or any portion of a Mortgaged Property is a leasehold interest, (A) upon termination of any lease creating such leasehold interest (the "Original Lease"), any right of the Second Priority Collateral Trustee to request a "new lease" pursuant to the terms of the Original Lease shall be junior and subordinate to the right of the Senior Collateral Agent to request such a new lease and the Second Priority Collateral Trustee shall not exercise any such right without the prior written consent of the Senior Collateral Agent, (B) the Second Priority Collateral Trustee shall waive, surrender and give up any right either the Second Priority Collateral Trustee or the Second Priority Debt Parties may have to redeem the premises demised by the Original Lease or to continue the Original Lease for its original term after the lessee thereunder has been dispossessed or ejected therefrom by process of law or otherwise and (C) the Senior Lien and the Second Priority Lien shall remain in force or be reinstated with the same relative priority that existed with respect to the Original Lease, and

               (iv) that if the holder or grantor of a Second Priority Collateral Document pays or discharges any liens prior in right to the lien created by the Senior Collateral Documents with funds provided by the Second Priority Collateral Trustee or any Second Priority Debt Party, neither the Second Priority Collateral Trustee nor any Second Priority Debt Party shall acquire, by subrogation or otherwise, any claim superior or equivalent to the lien of the Senior Collateral Documents so long as any indebtedness secured by the Senior Collateral Documents remains outstanding.

Notwithstanding anything to the contrary in the Senior Mortgages, the Senior Collateral Agent and the Senior Secured Parties hereby consent to the assignment of leases and rents to the Second Priority Collateral Trustee for the Second Priority Secured Parties contained in the Second Priority Mortgages for the purpose of securing and discharging the performance by the respective Subsidiary Guarantors party thereto, provided however, that such assignment is subject to the terms of this Agreement. The Senior Collateral Agent and the Senior Secured Parties agree that the terms of each Senior Mortgage and the rights and remedies of the parties thereto are subject to this Agreement. The Second Priority Collateral Trustee and the Second Priority Debt Parties agree that the terms of each Second Priority Mortgage and the rights and remedies of the parties thereto are subject to this Agreement and subordinated as provided herein.

        (e) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, acknowledge and agree with the Senior Collateral Agent and the Senior Secured Parties that the arrangements described in clauses (a), (b), (c) and (d) above are solely for the purpose of providing the Second Priority Debt Parties with a perfected second priority Lien in the Collateral under the Second Priority Collateral Documents and shall in no way be construed as imposing any duties or other obligations on the Senior Collateral Agent other than:

               (i) with respect to the application of proceeds from dispositions of PCS Excluded Assets, as set forth in Section 4.01(c) and 5.02(d);

               (ii) to transfer to the Second Priority Collateral Trustee or the Second Priority Representatives (or as a court of competent jurisdiction may otherwise direct) the proceeds, if any, that remain following a sale, transfer or other disposition of the Collateral (other than the PCS Excluded Assets) and the occurrence of the Senior Obligation Payment Date or, if the Senior Collateral Agent shall still be in possession of all or any part of such Collateral after the Senior Obligation Payment Date, such Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Collateral Agent or the Senior Secured Parties.

In furtherance of the foregoing, the Second Priority Representatives and the Second Priority Debt Parties acknowledge and agree with the Senior Secured Parties that, at all times following a Triggering Event until the Senior Obligation Payment Date, the Senior Collateral Agent shall have the right to sell, transfer or otherwise dispose of or deal with the Collateral as provided in the Senior Collateral Documents without regard to the security interest of the Second Priority Debt Parties therein, or any rights to which the Second Priority Debt Parties would otherwise be entitled as a result of such security interest, the only obligation of the Senior Collateral Agent to the Second Priority Debt Parties in respect thereof being (i) to apply proceeds of disposition of PCS Excluded Assets as set forth in Section 4.01(c) and 5.02(d) and (ii) to deliver to the Second Priority Collateral Trustee or the Second Priority Representatives (unless otherwise directed in writing by the Second Priority Collateral Trustee or by a court of competent jurisdiction) any proceeds remaining from such sale, transfer or other disposition of such Collateral after the Senior Obligation Payment Date or, if the Senior Collateral Agent shall still be in possession of all or any part of such Collateral after such payment and satisfaction in full, such Collateral or such part thereof remaining, without representation or warranty on the part of the Senior Collateral Agent or the Senior Secured Parties, provided that nothing contained in this sentence shall be construed to give rise to, nor shall the Second Priority Collateral Trustee or the Second Priority Debt Parties have, any claims whatsoever against the Senior Collateral Agent or any Senior Secured Party on account of any act or omission to act in connection with the exercise of any right or remedy of the Senior Collateral Agent with respect to the Collateral that is permitted by the Collateral Documents (other than with respect to any claims that may arise as a result of the failure of the Senior Collateral Agent, after the Senior Obligation Payment Date, to deliver any such remaining Collateral or proceeds to the Second Priority Collateral Trustee or the Second Priority Representatives). The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that they shall not, and shall not attempt to, exercise any rights with respect to (A) the Senior Lien in the Collateral or (B) the Second Priority Lien in the Collateral, whether pursuant to the Second Priority Collateral Documents or otherwise, until the Senior Obligation Payment Date; provided that nothing in this sentence (or elsewhere in the Agreement) shall preclude (x) exercise of the rights expressly reserved to the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties in accordance with the terms of this Agreement or (y) the enforcement of this Agreement.

        (f) In any Bankruptcy Proceeding, until the Senior Obligation Payment Date, the Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree not to take any action whatsoever (including, without limitation, voting any claim) in respect of or relating to the Second Priority Debt Obligations, insofar as any such action arises from or relates to the Second Priority Collateral Documents, the Second Priority Lien or relates to the Collateral, in any manner that is inconsistent with or adverse to the rights and priorities of the Senior Secured Parties as set forth herein.

        (g) In the event that in any Bankruptcy Proceeding, the Second Priority Debt Parties shall not have filed a proof of claim in respect of any Second Priority Debt Obligation by the date ten days prior to the latest date on which such proof of claim may be filed, the Senior Collateral Agent is hereby authorized but not obligated, on behalf of any applicable Second Priority Debt Party, to file such proof of claim; provided that any Second Priority Debt Parties shall be entitled to amend, vote or otherwise exercise rights in respect of any such proof of claim so filed by the Senior Collateral Agent to the same extent as they would be permitted under this Agreement to do so had such proof of claim been filed by them.

        SECTION 5.02. NO INTERFERENCE; NO RIGHT TO INSTRUCT SENIOR COLLATERAL AGENT; PAYMENT OVER; REINSTATEMENT; PERMITTED ACTIONS. (a) The Second Priority Collateral Trustee and the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, agree that:

               (i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Second Priority Lien pari passu with, or to give any Second Priority Debt Party or any Second Priority Representative any preference or priority relative to, the Senior Lien or the Senior Secured Parties with respect to the Collateral or any part thereof,

               (ii) they will not interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Senior Collateral Agent or any other Senior Secured Party or any other action taken by or on behalf of the Senior Collateral Agent or any Senior Secured Party permitted to be taken by it pursuant to the Senior Collateral Documents,

               (iii) they have no right to (A) direct the Senior Collateral Agent or any other Senior Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents or (B) consent to the exercise by the Senior Collateral Agent or any other Senior Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the Senior Collateral Documents,

               (iv) they will not institute any suit or assert in any suit, Bankruptcy Proceeding or other proceeding any claim against the Senior Collateral Agent or any other Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Senior Collateral Agent nor any other Senior Secured Party shall be liable for, any action taken or omitted to be taken by the Senior Collateral Agent or the Senior Secured Parties with respect to the Collateral or pursuant to the Senior Collateral Documents,

               (v) until the Senior Obligation Payment Date, they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Subsidiary Guarantor under or with respect to any Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Collateral Document; provided, however, that (A) if there is a Bankruptcy Proceeding with respect to Rite Aid, the Second Priority Collateral Trustee or any Second Priority Debt Party may make claims under and seek to enforce the Second Priority Subsidiary Guarantee Agreement, subject to the subordination provisions thereof and to the other provisions of this Agreement, and (B) none of the Second Priority Collateral Trustee, the Second Priority Representatives or any other Second Priority Debt Party may exercise any right, remedy or power under or with respect to any other Second Priority Debt Document, or otherwise take any action to enforce rights or remedies with respect to any Collateral,

               (vi) until the Senior Obligation Payment Date, they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, the Collateral or pursuant to the Second Priority Collateral Documents; provided that nothing in this paragraph (or elsewhere in this Agreement) shall restrict the right of the Second Priority Collateral Trustee, any Second Priority Representative or any other Second Priority Debt Party to request "adequate protection" (within the meaning of Section 361 of the U.S. Bankruptcy Code) for the interests of the Second Priority Debt Parties in the Second Priority Collateral in the event of any Bankruptcy Proceeding on a basis that is not inconsistent with the rights and priorities of the Senior Secured Parties as set forth herein, in the Senior Loan Documents and in the Second Priority Debt Documents,

               (vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral, and

               (viii) they will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement or any Senior Loan Document or the validity, perfection, priority or enforceability of the Senior Lien.

        (b) (i) The Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that, in the event of a sale, transfer or other disposition of Collateral following a Triggering Event, any security interest or lien of the Second Priority Debt Parties in such Collateral (but not the proceeds thereof to the extent that such proceeds are to be applied to Second Priority Debt Obligations pursuant to Section 4.01) shall terminate and be released automatically and without further action if the Senior Lien in such Collateral is released. The Second Priority Collateral Trustee will execute and deliver to the Senior Collateral Agent promptly upon request therefor all necessary instruments and documents to evidence such termination and release. (ii) With respect to the PCS Excluded Assets, the Senior Collateral Agent, on behalf of itself and the other Senior Debt Parties, hereby agrees that, in the event of a sale, transfer or other disposition of the PCS Excluded Assets, the Senior Lien in such Collateral (but not the proceeds thereof to the extent that such proceeds are to be applied to Senior Obligations pursuant to Section 4.01) shall terminate and be released automatically and without further action if the Second Priority Lien in such assets is released. The Senior Collateral Agent further agrees to execute and deliver to the Second Priority Representatives promptly upon request therefor all necessary instruments and documents to evidence such termination and release.

        (c) Except with respect to proceeds of any sale or other realization on Collateral (i) payable prior to the occurrence of a Triggering Event to the Second Priority Representatives for the benefit of the Second Priority Debt Parties pursuant to Section 4.05 or (ii) received by the Second Priority Representatives pursuant to distributions made by the Senior Collateral Agent after the occurrence of a Triggering Event under Section 4.01(b) or (c), the Second Priority Representatives, on behalf of themselves and the other Second Priority Debt Parties, hereby agree that if any of them shall obtain possession of any of the Collateral, or shall realize any payment of insurance or condemnation proceeds, proceeds of any sale or other disposition, rents, profits or other income, reserve or compensation of any kind in respect of the Collateral, in any case before the Senior Obligation Payment Date, then it shall hold such Collateral or payment in trust for the Senior Secured Parties and transfer such Collateral or payment, as the case may be, to the Senior Collateral Agent for application in accordance with the provisions of Section 4.01. If, at any time, all or part of any payment with respect to the Senior Obligations previously made is rescinded for any reason whatsoever, (i) the Second Priority Collateral Trustee, the Second Priority Representatives and the Second Priority Debt Parties shall promptly pay over to the Senior Collateral Agent any payment received by any of them after the occurrence of a Triggering Event in respect of the Collateral or proceeds thereof, and shall promptly turn any Collateral then held by any of them over to the Senior Collateral Agent, in each case to the extent that the Second Priority Debt Parties would not have been entitled to receive or hold such payment or Collateral pursuant to the terms of this Agreement had the rescinded payment in respect of the Senior Obligations never been made in the first instance, and (ii) the provisions set forth in this Agreement shall be reinstated as if such rescinded payment had not been made, until the Senior Obligation Payment Date; provided, however, that the foregoing shall not require the Second Priority Debt Parties to pay over to the Senior Collateral Agent any payment received by them or Collateral delivered to them if such payment or delivery is itself rescinded for any reason (and any such payment or Collateral theretofore paid over to the Senior Secured Parties pursuant to the foregoing provisions shall be released and delivered to the appropriate Person to the extent necessary to effect such rescission.)

        (d) With respect to proceeds of any sale or other realization on Collateral to the extent payable to the Second Priority Representatives for the benefit of the Second Priority Debt Parties pursuant to Section 4.01, the Senior Collateral Agent, on behalf of itself and the other Senior Secured Parties, hereby agrees that if any of them shall obtain possession of any of such proceeds before the time when the Second Priority Debt Obligations have been paid in full, then it shall hold such proceeds in trust for the holders of the Second Priority Debt Obligations and transfer such proceeds to the Second Priority Collateral Trustee. If, at any time, all or part of any payment with respect to the Second Priority Debt Obligations previously made from proceeds from PCS Excluded Assets is rescinded for any reason whatsoever, (i) the Senior Collateral Agent and the Senior Secured Parties shall promptly pay over to the Second Priority Collateral Trustee any payment received by any of them after the occurrence of a Triggering Event out of such proceeds of PCS Excluded Assets to the extent that the Senior Secured Parties would not have been entitled to receive or hold such payment pursuant to the terms of this Agreement had the rescinded payment in respect of the Second Priority Debt Obligations never been made in the first instance and (ii) the provisions set forth in this Agreement shall be reinstated as if such rescinded payment to the holders of the Second Priority Debt Obligations had not been made, until the payment and satisfaction in full of the Second Priority Debt Obligations; provided, however, that the foregoing shall not require the Senior Collateral Agent and the Senior Secured Parties to pay over to the Second Priority Collateral Trustee any payment received by them if such payment is itself rescinded for any reason (and any such payment theretofore paid over to the Second Priority Collateral Trustee or the Second Priority Debt Parties pursuant to the foregoing provisions shall be released and delivered to the appropriate Person to the extent necessary to effect such rescission).

        (e) The Second Priority Representative for the Exchange Debt Parties and the Exchange Debt Parties agree that prior to the Senior Obligation Payment Date, they will not exercise any remedies or seek to enforce their rights under the Exchange Debt First Priority Collateral Documents in respect of the Exchange Debt First Priority Collateral of any Subsidiary Guarantor or against any Subsidiary Guarantor unless a Bankruptcy Proceeding shall have been commenced with respect to either Rite Aid or such Subsidiary Guarantor; provided that this provision shall not limit enforcement of the rights of the Exchange Debt Parties to receive payments from proceeds of Exchange Debt First Priority Collateral.

                                 ARTICLE VI

                          AMENDMENTS OF DOCUMENTS
                      LIMITATIONS ON FACILITY AMOUNTS

        SECTION 6.01. AMENDMENTS AND MODIFICATIONS OF SENIOR LOAN DOCUMENTS AND SECOND PRIORITY DEBT DOCUMENTS. (a) Unless the Majority Senior Parties and the Second Priority Instructing Group have consented thereto in writing, none of the Borrower, the Subsidiary Guarantors, the Senior Bank Parties or the Second Priority Debt Parties will amend, modify or otherwise change, or consent or agree to any amendment, modification, or other change to, any Senior Loan Document, Second Priority Debt Document or Independent Standby L/C Document to which it is party if the effect thereof is to (A) increase the principal amount of, or lending commitments with respect to, indebtedness under the Senior Loan Documents or Second Priority Debt Documents, except as expressly permitted by Section 6.02 hereof, (B) increase the interest rate or fees payable with respect to any Senior Obligations (other than in respect of additional Senior Obligations permitted to be incurred pursuant to Section 6.02), Second Priority Debt Obligations or Independent Standby L/C Obligations or change (to earlier dates) any dates upon which payments of principal or interest are due thereon, (C) change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), (D) change the redemption, prepayment or defeasance provisions thereof (or of any guaranty thereof), (E) change any collateral therefor (other than to release such collateral), (F) increase materially the obligations of the obligor thereunder, (G) add any covenant or modify any covenant to render it more restrictive, or (H) confer any additional rights on any Senior Secured Parties or any Second Priority Debt Parties, which could reasonably be expected to be adverse in any significant respect to any of the Senior Secured Parties or Second Priority Debt Parties; provided that if any such amendment, modification or other change by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities, such amendment, modification or other change will not be effected without the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

        (b) Unless the Majority Senior Parties have consented thereto in writing, none of the Subsidiary Guarantors, the Second Priority Debt Parties or their Representatives or the Second Priority Collateral Trustee will amend or modify or consent to any amendment or modification of the Second Priority Subsidiary Guarantee Agreement.

        SECTION 6.02. LIMITATION ON FACILITY AMOUNTS. None of the Borrower, the Subsidiary Guarantors, the Senior Bank Parties and the Existing Facility Parties will amend or modify, or consent to any amendment or modification of, any Debt Facility to which it is party if the effect thereof would be to increase the aggregate amount of indebtedness outstanding (or commitments to lend) thereunder above an amount equal to
(x) the aggregate amount of such indebtedness and lending commitments outstanding on the Closing Date minus (y) any permanent repayments of such indebtedness or reductions in such commitments made after the Closing Date; provided, however, that the foregoing shall not prohibit (i) increases after the Closing Date in lending commitments and/or loans under the Senior Credit Facility in an aggregate amount not in excess of $135,000,000, (ii) the issuance or renewal of Mellon Standby Letters of Credit or Citibank Standby Letters of Credit, provided that the aggregate amounts thereof shall not exceed $34,000,000 at any time outstanding, and (iii) the sale by a Subsidiary of the Borrower after the Closing Date of the Exchange Notes issued to such Subsidiary on the Closing Date pursuant to the terms of the Forward Commitment Agreement, as in effect on the Closing Date.

                                ARTICLE VII

                     SECOND PRIORITY COLLATERAL TRUSTEE

        SECTION 7.01. DELIVERY OF SECURED DOCUMENTS. On the date hereof, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of each of the Secured Documents as in effect on the date hereof. Promptly upon the execution thereof, Rite Aid shall deliver to the Second Priority Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to any Secured Document and of any Secured Documents entered into after the date of this Agreement.

        SECTION 7.02. INFORMATION AS TO HOLDERS. Rite Aid shall deliver to the Second Priority Collateral Trustee at the Closing Date from time to time upon request of the Second Priority Collateral Trustee a list setting forth, by each Secured Document, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the names of the holders thereof and the unpaid principal amount thereof owing to each such holder. Rite Aid shall furnish or cause to be furnished to the Second Priority Collateral Trustee within 30 days of a request therefor a list setting forth the name and address of each party to whom notices must be sent under the Secured Documents, and Rite Aid agrees to furnish promptly to the Second Priority Collateral Trustee any changes or additions to such list.

        SECTION 7.03. COMPENSATION AND EXPENSES. Rite Aid and each Subsidiary Guarantor, jointly and severally, agrees to pay to the Second Priority Collateral Trustee, from time to time upon demand, (i) compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and for administering the Trust Estate, as heretofore agreed between the Second Priority Collateral Trustee and Rite Aid, and (ii) all of the reasonable fees, costs and expenses of the Second Priority Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel and other professionals and consultants as the Second Priority Collateral Trustee elects to retain) (a) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement, or the enforcement of any provisions hereof, or (b) incurred or required to be advanced in connection with the administration of the Trust Estate or the preservation, protection or defense of the Second Priority Collateral Trustee's rights under this Agreement and in and to the Collateral and the Trust Estate. The obligations of Rite Aid under this Section 7.03 shall survive the termination of this Agreement.

        SECTION 7.04. STAMP AND OTHER SIMILAR TAXES. Rite Aid agrees to indemnify and hold harmless the Second Priority Collateral Trustee and each Secured Party from any present or future claim or liability for any mortgage, stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement and the Collateral
Documents. The obligations of Rite Aid under this Section 7.04 shall survive the termination of this Agreement.

        SECTION 7.05. FILING FEES, EXCISE TAXES, ETC. Rite Aid agrees to pay or to reimburse the Second Priority Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement to the extent the same may be paid or reimbursed by Rite Aid without subjecting the Second Priority Collateral Trustee, the Collateral Agents or any Secured Party to any civil or criminal liability. The obligations of Rite Aid under this Section 7.05 shall survive the termination of this Agreement.

        SECTION 7.06. INDEMNIFICATION. (a) Rite Aid and each of the Subsidiary Guarantors, jointly and severally, agrees to pay, indemnify, and hold the Second Priority Collateral Trustee harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents; provided, however, that the Second Priority Collateral Trustee shall not be indemnified under this clause to the extent such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of the Second Priority Collateral Trustee.

        (b) In any suit, proceeding or action brought by the Second Priority Collateral Trustee with respect to the Collateral or for any sum owing in respect of Secured Obligations, or to enforce the provisions of any Collateral Document, each of the Subsidiary Guarantors, jointly and severally, shall save, indemnify and keep the Second Priority Collateral Trustee and each of the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever incurred or suffered by the Second Priority Collateral Trustee or such Secured Party, as the case may be, arising out of a breach by any Subsidiary Guarantor of any obligation set forth in this Agreement, or any other Collateral Document and all such obligations of each Subsidiary Guarantor shall be and remain enforceable against and only against such Subsidiary Guarantor and shall not be enforceable against the Second Priority Collateral Trustee or any Secured Party. The provisions of this Section 7.06. shall survive the termination of this Agreement.

        SECTION 7.07. FURTHER ASSURANCES. At any time and from time to time, upon the written request of the Second Priority Collateral Trustee, and at the joint and several expense of Rite Aid and the Subsidiary Guarantors, Rite Aid and each Subsidiary Guarantor shall promptly execute and deliver any and all such further instruments and documents and take such further action as Second Priority Collateral Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement. Without limitation of the foregoing or of any requirement of any Second Priority Collateral Document, each Subsidiary Guarantor agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further mortgages, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as may be necessary or desirable, or as the Second Priority Collateral Trustee, and any Second Priority Representative, or any Second Priority Debt Party through its administrative agent, may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interests created by any of the Second Priority Collateral Documents in any of the properties, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Second Priority Collateral Documents and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Second Priority Collateral Trustee the rights granted or now or hereafter intended to be granted to the Second Priority Collateral Trustee under any Second Priority Collateral Document or under any other instrument executed in connection with any Second Priority Collateral Document to which it is or may become a party, and (v) to enable the Second Priority Collateral Trustee to exercise and enforce its rights and remedies hereunder and under each Second Priority Collateral Document with respect to any Second Priority Collateral.

        SECTION 7.08. CERTAIN DUTIES. The Second Priority Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with such Collateral in the same manner as it customarily deals with similar collateral of other parties held by it. The Second Priority Collateral Trustee shall promptly deliver to each of the Second Priority Representatives a copy of each notice, request, report or other document delivered to it pursuant to the Second Priority Collateral Documents (unless the Second Priority Collateral Trustee can reasonably determine that such Second Priority Representative has already received the same).

        SECTION 7.09. EXCULPATORY PROVISIONS. (a) The Second Priority Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Subsidiary Guarantors. The Second Priority Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Subsidiary Guarantors thereto or as to the security afforded by the Collateral Documents or this Agreement or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Collateral Documents or this Agreement or of the Secured Obligations, and the Second Priority Collateral Trustee shall incur no liability or responsibility with respect to any such matters. The Second Priority Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate.

        (b) The Second Priority Collateral Trustee shall not be required to ascertain or inquire as to the performance by Rite Aid or any other person of any of the covenants or agreements contained herein, in any Collateral Document or in any Secured Document. Whenever it is necessary, or in the opinion of the Second Priority Collateral Trustee advisable, for the Second Priority Collateral Trustee to ascertain the amount of Secured Obligations then held by a Secured Party, the Second Priority Collateral Trustee may rely on a certificate of such Secured Party as to such amount, and if any Secured Party shall not provide such information to the Second Priority Collateral Trustee, such Secured Party shall not be entitled to receive payments hereunder (in which case the amounts otherwise payable to such Secured Party shall be held in trust for such Secured Party in the applicable Collateral Account) until such Secured Party has provided such information to the Second Priority Collateral Trustee.

        (c) The Second Priority Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or any Collateral Document or any Secured Document, except for such actions or omissions that constitute gross negligence or wilful misconduct by the Second Priority Collateral Trustee. The Second Priority Collateral Trustee and its affiliates may make credit extensions to, accept deposits from and generally engage in any kind of business with Rite Aid and its Subsidiaries as though the Second Priority Collateral Trustee were not the collateral trustee hereunder. With respect to any Secured Obligations owing to it, the Second Priority Collateral Trustee shall have the same rights and powers under this Agreement as any Senior Secured Party or any Second Priority Debt Party, as the case may be, and may exercise the same as though it were not the collateral trustee hereunder. The Second Priority Collateral Trustee, in its individual capacity, may be either a Senior Secured Party or a Second Priority Debt Party.

        SECTION 7.10. DELEGATION OF DUTIES. The Second Priority Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact which it shall select with due care. The Second Priority Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it.

        SECTION 7.11. RELIANCE BY SECOND PRIORITY COLLATERAL TRUSTEE. (a) Whenever in the administration of the trusts of this Agreement the Second Priority Collateral Trustee shall deem it necessary or advisable that a matter be proved or established in connection with the taking of any action hereunder by the Second Priority Collateral Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an officer of Rite Aid delivered to the Second Priority Collateral Trustee, and such officers' certificate shall be full warranty to Second Priority Collateral Trustee for any action taken, suffered or omitted in reliance thereon.

        (b) The Second Priority Collateral Trustee may consult with counsel, and any opinion of such counsel (which may be in-house counsel for the Second Priority Collateral Trustee) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Second Priority Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

        (c) The Second Priority Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. The Second Priority Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Second Priority Collateral Trustee and conforming to the requirements of this Agreement or any Collateral Document.

        (d) The Second Priority Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Second Priority Collateral Trustee by this Agreement unless the Second Priority Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including, without limitation, such reasonable advances as may be requested by the Second Priority Collateral Trustee.

        SECTION 7.12. LIMITATIONS ON DUTIES OF SECOND PRIORITY COLLATERAL TRUSTEE. The Second Priority Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Second Priority Instructing Group. Except as herein otherwise expressly provided, the Second Priority Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Second Priority Collateral Trustee under the provisions hereof except upon the written request of the Second Priority Instructing Group. The Second Priority Collateral Trustee shall make available for inspection and copying by any Secured Party each certificate or other paper furnished to the Second Priority Collateral Trustee by Rite Aid or any Subsidiary Guarantor under or in respect of this Agreement, any Collateral Document or any portion of the Trust Estate.

        SECTION 7.13. FUNDS TO BE HELD IN TRUST. All funds received by the Second Priority Collateral Trustee under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held in accordance with the provisions hereof.

        SECTION 7.14. RESIGNATION OF THE SECOND PRIORITY COLLATERAL TRUSTEE. (a) The Second Priority Collateral Trustee may at any time, by giving 30 days' prior written notice to Rite Aid and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 60 days from the date of such notice and (ii) the appointment of a successor collateral trustee or collateral trustees by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of the Borrower, which approval shall not to be unreasonably delayed or withheld). If no successor collateral trustee or collateral trustees shall be appointed and approved within 60 days from the date of the giving of the aforesaid notice of resignation, the Second Priority Collateral Trustee (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation) shall, or any Senior Secured Party, Second Priority Debt Party or Rite Aid may, apply to any court of competent jurisdiction to appoint a successor collateral trustee or collateral trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or collateral trustees shall have been appointed as above provided. Any successor collateral trustee or collateral trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or collateral trustees approved by the Second Priority Instructing Group as above provided.

        (b) If at any time the Second Priority Collateral Trustee shall resign or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of Second Priority Collateral Trustee for any other cause, a successor collateral trustee or collateral trustees may be appointed by the Second Priority Instructing Group (subject, if no Triggering Event has occurred, to the approval of the Borrower, which approval shall not to be unreasonably delayed or withheld), and the powers, duties, authority and title of the predecessor collateral trustee or collateral trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or collateral trustees, and without any other formality (except as may be required by applicable law) other than appointment and designation of a successor collateral trustee or collateral trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or collateral trustees, and filed for record in each public office, if any, in which this Agreement is required to be filed.

        (c) The appointment and designation referred to in Section 7.14(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or collateral trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral trustee or collateral trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors. Such predecessor or predecessors shall, nevertheless, on the written request of the Second Priority Instructing Group or its or their successor collateral trustee or collateral trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and funds held by it or them to such successor collateral trustee or collateral trustees.

        (d) Any required filing for record of the instrument appointing a successor collateral trustees as herein above provided shall be at the expense of Rite Aid.

        SECTION 7.15. STATUS OF SUCCESSORS TO SECOND PRIORITY COLLATERAL TRUSTEE. Except as permitted by Section 7.14, every successor to the Second Priority Collateral Trustee appointed pursuant to Section 7.14 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $250,000,000.

        SECTION 7.16. MERGER OF SECOND PRIORITY COLLATERAL TRUSTEE. Any corporate Person into which Second Priority Collateral Trustee may be merged, or with which it may be consolidated, or any company resulting from any merger or consolidation to which Second Priority Collateral Trustee shall be a party, shall be Second Priority Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

        SECTION 7.17. APPOINTMENT OF ADDITIONAL AND SEPARATE SECOND PRIORITY COLLATERAL TRUSTEE. Whenever (i) the Second Priority Collateral Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, or (ii) the Second Priority Collateral Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interest of the Second Priority Debt Parties, then in any such case, the Second Priority Collateral Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons approved by the Second Priority Collateral Trustee either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Second Priority Collateral Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers and on substantially the same terms and conditions as set forth in this Agreement, and to vest in such bank, trust company or person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Second Priority Collateral Trustee deemed necessary or advisable by the Second Priority Collateral Trustee. Each of the Subsidiary Guarantors hereby consents to all actions taken by the Second Priority Collateral Trustee under the foregoing provisions of this Section 7.17.

                                ARTICLE VIII

                           RELEASE OF COLLATERAL;
                        EXPIRATION OF CERTAIN RIGHTS

        SECTION 8.01. RELEASES OF COLLATERAL. At any time during which no Triggering Event has occurred and is continuing:

               (a) If (i) any Collateral is to be disposed of in a disposition that is specifically permitted by the Senior Loan Documents and the Second Priority Debt Documents, (ii) Rite Aid delivers a certificate to such effect to the Second Priority Collateral Trustee, the Senior Collateral Agent and each Second Priority Representative at least 3 Business Days before the date of the requested release, and (iii) neither the Senior Collateral Agent nor any Second Priority Representative objects before the date of the requested release that such disposition is prohibited by the Senior Loan Documents or the Second Priority Debt Documents, as the case may be, then the Liens in favor of the Secured Parties under the Collateral Documents with respect to such Collateral (but not the proceeds thereof) will be released automatically upon consummation of such disposition, without the need for any consent or approval by any other Secured Party, and the Second Priority Collateral Trustee, Senior Collateral Agent and the Second Priority Representatives, at the expense of Rite Aid, shall execute such documents as are reasonably necessary to effectuate such release. No such release shall require any consent or approval by any other Secured Party.

               (b) The Lien of any Collateral Document may, at any time, be released in whole or in part by the Second Priority Collateral Trustee or the Senior Collateral Agent, as the case may be, pursuant to written directions signed by the Majority Senior Parties (or the Senior Collateral Agent on behalf of the Majority Senior Parties) and the Second Priority Instructing Group; provided that (i) the release of all or substantially all of the Collateral shall require the written consent of all Secured Parties, (ii) the release of any Collateral consisting of PCS Excluded Assets shall require the written consent of the Representative for the PCS Facility and (iii) the release of all or substantially all of the Collateral consisting of PCS Excluded Assets shall require the written consent of all Second Priority Secured Parties under the PCS Facility. Except as aforesaid, no such release shall require any consent or approval by any other Secured Party.

                                 ARTICLE IX

                               MISCELLANEOUS

        SECTION 9.01. AMENDMENTS, SUPPLEMENTS AND WAIVERS. The Majority Senior Parties and the Second Priority Instructing Group (and with respect to any such amendment, supplement or waiver (i) which by the terms of this Agreement requires Rite Aid's consent or which increases the obligations or reduces the rights of Rite Aid or any Subsidiary Guarantor, with the consent of Rite Aid, (ii) which by the terms of this Agreement requires the Second Priority Collateral Trustee's consent or which increases the obligations or reduces the rights of the Second Priority Collateral Trustee, with the consent of the Second Priority Collateral Trustee and
(iii) which by the terms of this Agreement requires the consent of a particular Second Priority Representative, or which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities, with the consent of the Second Priority Representative for such Second Priority Facility) may from time to time amend, supplement or waive any provision hereof. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Secured Parties and their respective successors and assigns.

        SECTION 9.02. NOTICES. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communications) and shall be sent by mail, telecopier or hand delivery:

               (i) If to Rite Aid or any Subsidiary Guarantor, to Rite Aid, at its address at: 30 Hunter Lane, Camp Hill, PA 17011, Attention of Chief Financial Officer, telecopy 717- 975-5961, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (ii) If to the Second Priority Collateral Trustee, to:
        Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention of Corporate Trust Administration, telecopy 302-651-8882, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (iii) If to the Senior Collateral Agent, to it at its address at: 399 Park Avenue, 6- 4, New York, NY 10022, Attention of Jeffrey Nitz, Vice President, telecopy 212-793- 1290, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (iv) If to the Second Priority Collateral Trustee, to it at its address: Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention of Corporate Trust
        Administration, telecopy 302-651-8882, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (v) If to Morgan Guaranty Trust Company as administrative agent for the RCF Facility, the PCS Facility, and the Exchange Debt Facility, to it at its address: J.P. Morgan Services, 500 Stanton Christiana Road, Newark, DE 19713, Attention of Mark Connor, telecopy 302-634-4300, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (vi) If to The Prudential Insurance Company of America, as Security Agent for the Finco Facility, to it at its address: Four Gateway Center, 7th Floor, 100 Mulberry Street, Newark, NJ 07102-5311, Attention of Managing Director, telecopy (973) 802-2333, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (vii) If to State Street Bank and Trust Company, as trustee under the Exchange Note Indenture, to it at its address: Corporate Trust, Goodwin Square, 23rd Floor, 225 Asylum Street, Hartford, CT 06103, Attention of Mark Forgetta, telecopy 860-244-1884, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

               (viii) If to The Sumitomo Bank, Limited, New York Branch, as Collateral Agent under the Synthetic Lease Facilities, to it at its address: 277 Park Avenue, New York, NY 10172, Attention of Leo Pagarigan, telecopy 212-224-5188, or at such other address as shall be designated by it in a written notice to the other parties to this Agreement.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or when telecopied.

        SECTION 9.03. HEADINGS. Headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

        SECTION 9.04. SEVERABILITY. If any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 9.05. DEALINGS WITH THE SUBSIDIARY GUARANTORS. Upon any application or demand by Rite Aid or any Subsidiary Guarantor to the Second Priority Collateral Trustee or the Senior Collateral Agent to take or permit any action under any of the provisions of this Agreement or under any Collateral Document, Rite Aid or such Subsidiary Guarantor, as appropriate, shall furnish to the Second Priority Collateral Trustee or the Senior Collateral Agent a certificate of an appropriate officer stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

        SECTION 9.06. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and assigns, and nothing herein or in any Collateral Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, the Collateral or the Trust Estate. Each of the Representatives in respect of each Debt Facility represents that it has the authority to enter into this Agreement on behalf of the Secured Parties that are party to the Senior Loan Documents or Second Priority Debt Documents relating to such Facility and that this Agreement will be binding on such Secured Parties, assuming their due authorization, execution and delivery of such Senior Loan Documents or Second Priority Debt Documents.

        SECTION 9.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

        SECTION 9.08. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

        SECTION 9.09. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any Collateral Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Second Priority Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Documents against Rite Aid or any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

        (b) Rite Aid and each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        SECTION 9.11. ADDITIONAL SUBSIDIARY GUARANTORS. Pursuant to 5.08(a) of the Senior Credit Facility and provisions of certain of the Second Priority Debt Documents, any Domestic Subsidiary of Rite Aid which is acquired or organized after the date of this Agreement is required to enter into this Agreement. Upon execution and delivery by a Subsidiary of Rite Aid of an instrument in the form of Annex 2, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Second Priority Collateral Trustee and the Senior Collateral Agent. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

        SECTION 9.12. LIMITATION OF SCOPE. The provisions of this Agreement are inapplicable to the Liens created pursuant to the PCS Pledge Agreement, the Drugstore.com Pledge Agreement and, except as provided in Section 5.02(e), the Exchange Debt First Priority Collateral Documents. The provisions of Article V hereof are inapplicable to the rights of the Second Priority Debt Parties as creditors of Rite Aid (as opposed to any Subsidiary Guarantor).

        SECTION 9.13. CALL OPTION. The Existing Facility Parties, at their option exercisable by notice from the Second Priority Instructing Group to the Senior Collateral Agent and the Borrower, shall have the right, at any time at which an Event of Default under the Senior Credit Facility shall have occurred and be continuing, to purchase, for a purchase price equal to the principal amount thereof together with accrued interest thereon, accrued fees and all other amounts then payable under the Senior Credit Facility, the Senior Bank Obligations, and in connection therewith, if the commitments under the Senior Credit Facility are still in effect, to assume such commitments by assignment and novation, on a date not less than ten nor more than 30 days subsequent to the date of such notice; provided, however, that, in connection with any such purchase, the issuing banks under the Senior Credit Facility shall be relieved of any obligation to issue additional letters of credit and any outstanding letters of credit will be replaced, fully cash collateralized for the sole benefit of such issuing banks or subject to other arrangements satisfactory to such issuing banks to ensure that they will not suffer any loss in connection therewith. The Existing Facility Parties will determine among themselves which of them will participate in and fund such purchase (any such election to participate being at the sole discretion of each Existing Facility Party), and any notice of the exercise of the purchase option hereunder will specify which Existing Facility Parties will be liable for consummating such purchase. Such Existing Facility Parties will reimburse the Senior Collateral Agent and the Senior Bank Parties for their reasonable out-of-pocket expenses (including reasonable fees of counsel) incurred in connection with the purchase option provided for herein, and the Senior Collateral Agent, for itself and on behalf of the Senior Bank Parties, agrees to take all necessary steps to give effect to the exercise of such option.

        SECTION 9.14. BAILEE FOR PERFECTION. The Senior Collateral Agent hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, possession of Collateral pursuant to the Senior Collateral Documents which is also Collateral under the Second Priority Collateral Documents, such possession is also for the benefit of the Second Priority Collateral Trustee and the Second Priority Secured Parties to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any additional duty on the Senior Collateral Agent with respect to such Collateral or provide the Second Priority Collateral Trustee or any Second Priority Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement.

        SECTION 9.15. EXCHANGE NOTES HELD BY BORROWER OR SUBSIDIARIES. The Borrower and each Subsidiary Guarantor hereby acknowledges and agrees that its and its Subsidiaries' rights (including any and all rights to receive or retain payments) with respect to any Exchange Notes held by the Borrower or any Subsidiary shall, for so long as they are so held, (i) be subordinated to all other Secured Obligations to the same extent as the Second Priority Debt Obligations are subordinated to the Senior Obligations with respect to all Collateral (other than PCS Excluded Assets) and (ii) be treated as if such Exchange Notes are not outstanding for purposes of determining the requisite votes for any amendments, modifications or waivers hereunder or under the other Second Priority Collateral Documents or for giving any directions hereunder or under the other Second Priority Collateral Documents.


        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   RITE AID CORPORATION,


                                   By________________________________
                                   Name:
                                   Title:


                                   THRIFTY PAYLESS, INC., as a Subsidiary
                                   Guarantor,


                                   By________________________________
                                   Name:
                                   Title:


                                   PCS HEALTH SYSTEMS, INC., as a Subsidiary
                                   Guarantor,


                                   By________________________________
                                   Name:
                                   Title:


                                   THE SUBSIDIARY GUARANTORS LISTED ON
                                   ANNEX 1 HERETO,


                                   By________________________________
                                   Name:
                                   Title: Authorized Signatory


                                   WILMINGTON TRUST COMPANY, as Second
                                   Priority Collateral Trustee,


                                   By________________________________
                                   Name:
                                   Title:


                                   CITICORP USA, INC., as Senior Collateral
                                   Agent,


                                   By________________________________
                                   Name:
                                   Title:


                                   MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Administrative
                                   Agent for and on behalf of the
                                   RCF Facility Parties, the PCS
                                   Facility Parties and the
                                   Exchange Debt Parties,


                                   By________________________________
                                   Name:
                                   Title:


                                   THE PRUDENTIAL INSURANCE
                                   COMPANY OF AMERICA, as Security
                                   Agent for and on behalf of the
                                   Finco Facility Parties,


                                   By________________________________
                                   Name:
                                   Title:


                                   THE SUMITOMO BANK, LIMITED, NEW
                                   YORK BRANCH, as Collateral
                                   Agent, for and on behalf of the
                                   Synthetic Lease Parties,


                                   By________________________________
                                   Name:
                                   Title:


                                   STATE STREET BANK AND TRUST
                                   COMPANY, as trustee under the Exchange Note
                                   Indenture,


                                   By_______________________________
                                   Name:
                                   Title:



                                                             Annex 1 to the
                               Collateral Trust and Intercreditor Agreement



                           Subsidiary Guarantors
                           ---------------------

Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Drug Fair of PA. Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
GDF, Inc.
Harco, Inc.
The Lane Drug Company
Keystone Centers, Inc.
Ocean Acquisition Corporation
PCS Holding Corporation
Perry Drug Stores, Inc.
Reed, Inc.
Rite Aid Funding LLC
Rite Investments Corp.
Rite Aid Drug Palace, Inc.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
RX Choice, Inc.
Script South
Thrifty Payless, Inc.
W.R.A.C., Inc.
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road -
    Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broad St. Corp.
Broadview and Wallings -Broadview
    Heights Ohio, Inc.
Dominion Action One Corporation
Dominion Action Two Corporation
Dominion Action Three Corporation
Dominion Action Four Corporation
Dominion Drug Stores Corp.
England Street-Asheland Corporation
Jaime Nathan Travis Corporation
Lakehurst and Broadway Corporation
Patton Drive and Navy Boulevard Property
    Corporation
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, INC.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
The Muir Company
Virginia Corporation
K&B, Incorporated
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Incorporated
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
Katz & Besthoff, Inc.
Super Beverage of Texas #2, Inc.
Super Beverage of Texas #3, Inc.
Super Beverage of Texas #4, Inc.
Super Beverage of Texas #5, Inc.
Super Beverage of Texas #6, Inc.
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc.
PCS Health Systems, Inc.
PCS Services, Inc.
PCS Mail Services, Inc.
PCS Mail Service of Fort Worth, Inc.
PCS Mail Service of Birmingham, Inc.
PCS Mail Services of Scottsdale, Inc.
Clinical Pharmaceuticals, Inc.
Apex Drug Stores, Inc.
PDS-1 Michigan, Inc.
RDS Detroit, Inc.
Perry Distributors, Inc.
PL Xpress, Inc.
Thrifty Corporation
P.L.D. Enterprises, Inc.
Rite Aid Lease Management Company
Rite Aid Realty Corp.
Thrifty Wilshire, Inc.
Name Rite LLC
Sophie One Corp.
112 Burleigh Avenue Norfolk, LLC.
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
764 South Broadway- Geneva, Ohio, LLC
912 Elmwood Avenue- Buffalo, LLC
Ann & Government Streets- Mobile,
    Alabama, LLC
Baltimore/Annapolis Boulevard & Governor
    Richie Hwy-Glen Burnie, MD, LLC
Central Avenue and Main Street- Petal, MS,
    LLC
Eighth and Water Streets- Ulrichsville,
    Ohio, LLC
Euclid and Wilders Roads- Bay City, LLC
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center- Saginaw Township,
    Michigan, LLC
Louisville Avenue & North 18th Street-
    Monroe, Louisiana, LLC
Main & McPherson- Clyde, LLC
Mayfield & Chillicothe Roads- Chesterland,
    LLC
Munson & Andrews LLC
Northline & Dix- Toledo- Southgate, LLC
Paw Paw Lake Road & Paw Paw Avenue-
    Coloma, Michigan, LLC
Richmond Road & Monticello Boulevard-
    Richmond Heights, Ohio, LLC
Route 1 and Hood Road- Fredricksburg,
    LLC
Route 202 at Route 124 Jaffrey- New
    Hampshire, LLC
Seven Mile and Evergreen- Detroit, LLC
Silver Springs Road- Baltimore, Maryland/
    One, LLC
Silver Springs Road- Baltimore, Maryland/
    Two, LLC
State Street and Hill Road- Gerard, Ohio,
    LLC
State & Fortification Streets- Jackson,
    Mississippi, LLC
Tyler and Sanders Roads, Birmingham-
    Alabama, LLC




                                                             Annex 2 to the
                               Collateral Trust and Intercreditor Agreement


                             DEFINITIONS ANNEX


        This is the Definitions Annex referred to in the Senior Loan Documents (such term and each other capitalized term used herein as defined below, and if not defined herein, have the meanings assigned to such terms in the applicable Senior Loan Document or Second Priority Debt Document) and the Second Priority Debt Documents. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms thereof and of each Senior Loan Document and Second Priority Debt Document containing restrictions or imposing conditions on the amendment, modification or supplementing of such agreement or contract.

        "Affiliate" means, when used with respect to a specified Person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

        "Asset Sale" means any sale, transfer or other disposition (including pursuant to a Sale and Leaseback Transaction) of any property or asset of the Borrower or any Subsidiary (including any equity interest in a Subsidiary), other than a Permitted Disposition.

        "Attributable Debt" means, as to any particular Capital Lease or Sale and Leaseback Transaction under which the Borrower or any Subsidiary is at the time liable, at any date as of which the amount thereof is to be determined (i) in the case of a transaction involving a Capital Lease, the amount on such date of the obligation thereunder that would appear on a balance sheet prepared as of such date in accordance with generally accepted accounting principles, or (ii) in the case of a Sale and Leaseback Transaction not involving a Capital Lease, the then present value of the minimum rental obligations under such Sale and Leaseback Transaction during the remaining term thereof (after giving effect to any extensions at the option of the lessor) computed by discounting the respective rental payments at the actual interest factor included in such payments or, if such interest factor cannot be readily determined, at the rate per annum that would be applicable to a Capital Lease of the Borrower having similar payment terms. The amount of any rental payment required to be made under any such Sale and Leaseback Transaction not involving a Capital Lease may exclude amounts required to be paid by the lessee on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges, whether or not characterized as rent.

        "Bankruptcy Proceeding" means any proceeding under Title 11 of the U.S. Code or any other Federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

        "Basket Asset Sale" means any sale or disposition (including a Sale and Leaseback Transaction not involving any Mortgaged Property) of office locations, stores or other personal or real property (including any improvements thereon), whether or not constituting Mortgaged Property, or leasehold interest therein for fair value in the ordinary course of business consistent with past practice and not inconsistent with the Borrower's business plan delivered to the Representatives on the Closing Date, provided, however, that, (i) the aggregate consideration received therefor (including the fair market value of any non-cash consideration) shall not exceed $75,000,000 in any fiscal year (calculated without regard to Sale and Leaseback Transactions permitted by Section 5.14(a), (b) and
(c) of the Senior Credit Facility as in effect on the Closing Date) and
(ii) at least 75% of such consideration shall consist of cash.

        "Borrower" means Rite Aid.

        "Business Day" means any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Euro-Dollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Capital Markets Transaction" means the receipt by the Borrower or a Subsidiary of proceeds of an issuance in the public or private capital markets of long-term debt securities, of equity securities or of equity-linked (e.g., trust preferred) securities (other than any proceeds in respect of the issuance of Exchange Notes to SPV and the disposition of such Exchange Notes pursuant to the Forward Commitment Agreement).

        "Casualty/Condemnation" means any event that gives rise to Casualty/Condemnation Proceeds.

        "Casualty/Condemnation Proceeds" means

               (a) any insurance proceeds under any insurance policies or otherwise with respect to any casualty or other insured damage to any assets of the Borrower or its Subsidiaries, and

               (b) any proceeds received by the Borrower or any Subsidiary of any action or proceeding for the taking of any assets of the Borrower or its Subsidiaries, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any similar public improvement or condemnation proceeding, less, in each case (i) any fees, commissions and expenses (including the costs of adjustment and condemnation proceedings) and other costs paid or incurred by the Borrower or any Subsidiary in connection therewith, (ii) income taxes reasonably estimated to be payable as a result of any gain recognized in connection with the receipt of such payment or proceeds and
(iii) payment of the outstanding amount of any Debt (or Attributable Debt), other than the Secured Obligations, together with premium or penalty, if any, and interest thereon (or comparable obligations in respect of Attributable Debt), that is secured by a Lien on (or if Attributable Debt, the lease of) the stock or assets in question and that has priority over both the Senior Lien and the Second Priority Lien and is to be repaid as a result of receipt of such payments or proceeds; provided, however, that no such proceeds shall constitute Casualty/Condemnation Proceeds to the extent that such proceeds are (A) reinvested in other like fixed or capital assets within 180 days of the Casualty/Condemnation that gave rise to such proceeds or (B) committed to be reinvested in other like fixed or capital assets within 180 days of such Casualty/Condemnation, with diligent pursuit of such reinvestment, and reinvested in such assets within 365 days of such Casualty/Condemnation.

        "Citibank" means Citibank, N.A.

        "Citibank Standby L/C Documents" means the reimbursement agreements, letter of credit applications and other documents relating to the Citibank Standby Letters of Credit.

        "Citibank Standby L/C Obligations" means (a) each payment, including payments in respect of reimbursements and cash collateralization, required to be made by Rite Aid under the Citibank Standby L/C Documents in respect of Citibank Standby Letters of Credit in an aggregate amount at any time outstanding not in excess of (i) $8,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied to such obligations as the result of the exercise of remedies under the Senior Collateral Documents and (b) all other monetary obligations, including fees, costs, expenses and indemnities (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of Rite Aid or any Obligor under the Citibank Standby L/C Documents to the extent attributable to the Citibank Standby Letters of Credit referred to in clause (a).

        "Citibank Standby Letters of Credit" means the standby letters of credit issued for the account of the Borrower by Citibank outstanding on the Closing Date in an aggregate face amount of approximately $8,000,000, together with any standby letter of credit (other than any letter of credit issued under the Senior Credit Facility) hereafter issued by Citibank for the account of any Obligor, provided that the Citibank Standby Letters of Credit shall be limited to an amount at any time outstanding not in excess of (i) $8,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied as the result of the exercise of remedies under the Senior Collateral Documents to reimbursement and cash collateralization obligations in respect of Citibank Standby Letters of Credit.

        "Closing Date" means the date on which the Senior Credit Facility, the amendments and restatements giving rise to the Existing Facilities and the exchange offer and other transactions giving rise to the Exchange Notes become effective.

        "Collateral" means the Senior Collateral and the Second Priority Collateral.

        "Collateral Documents" means (a) the Senior Collateral Documents and (b) the Second Priority Collateral Documents.

        "Collateral Trust and Intercreditor Agreement" means the Collateral Trust and Intercreditor Agreement, dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors, the Second Priority Collateral Trustee, the Senior Collateral Agent and each Second Priority Representative.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

        "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Debt of others Guaranteed by such Person.

        "Debt Facility" means any of the Senior Credit Facility, the Existing Facilities, the Synthetic Lease Facilities and the Exchange Note Indenture.

        "Default Rate" means a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (a) the rate of interest publicly announced by Citibank in New York, New York, from time to time as its "base rate", plus
(b) 2.00%.

        "Designated Asset Disposition" means any sale, transfer or other disposition of Exchange Debt First Priority Collateral other than a Permitted Disposition.

        "Domestic Subsidiary" means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

        "Drugstore.com Common Stock" means the common stock of Drugstore.com, Inc., a Delaware corporation, owned by Rite Aid.

        "Drugstore.com Pledge Agreement" means the Drugstore.com Pledge Agreement dated as of October 25, 1999 and amended and restated as of June 12, 2000, between the Borrower and Morgan Guaranty Trust Company of New York, as agent thereunder.

        "Exchange Debt Facility" means the Exchange Debt Facility dated as of June 12, 2000 among Rite Aid Corporation, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "Exchange Debt Facility Documents" means the collective reference to the "Loan Documents" as defined in the Exchange Debt Facility.

        "Exchange Debt First Priority Collateral" means the prescription files of Rite Aid's Subsidiaries and the proceeds thereof.

        "Exchange Debt First Priority Collateral Documents" means the collective reference to the "First Priority Collateral Documents", as defined in the Exchange Debt Facility.

        "Exchange Debt Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loans made under the Exchange Debt Facility, (ii) all other amounts payable by the Borrower to the Exchange Debt Parties under the Exchange Debt Facility Documents, and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the Exchange Debt Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Exchange Debt Parties" means all parties to the Exchange Debt Facility Documents other than the Obligors or any Affiliate thereof, the Senior Bank Parties and the Representatives, but including the administrative agent under the Exchange Debt Facility and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Exchange Debt Facility Document.

        "Exchange Note Documents" means the Exchange Notes and the Exchange
Note Indenture, Exchange and Registration Rights Agreement among the State Street Bank and Trust, as trustee, Rite Aid and the Subsidiary Guarantors, and the Forward Commitment Agreement.

        "Exchange Note Indenture" means the Indenture dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors and State Street Bank and Trust Company, as trustee, relating to the Exchange Notes.

        "Exchange Note Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the Exchange Notes, (ii) all other amounts payable by the Borrower to the Exchange Note Parties under the Exchange Note Documents, and (iii) any renewals or extensions of any of the foregoing.

        "Exchange Note Parties" means all parties to the Exchange Note Documents and the holders from time to time of the Exchange Notes, in each case other than the Obligors or any Affiliate thereof, the Senior Bank Parties and the Representatives, but including the trustee under the Exchange Note Indentures and the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Exchange Note Document.

        "Exchange Notes" means the 10.50% Senior Secured Notes Due 2002 of Rite Aid (i) issued in exchange for certain 5.50% Notes Due 2000 of Rite Aid and 6.70% Notes Due 2001 of Rite Aid or (ii) issued on the Closing Date to SPV and to be transferred to SSB, JPM and their respective transferees and assignees pursuant to the Forward Commitment Agreement; provided, however, that the aggregate principal amount of Exchange Notes issued pursuant to the Forward Commitment Agreement shall not exceed $93,158,000.

        "Existing Facilities" means

               (a) the PCS Facility;

               (b) the RCF Facility;

               (c) the Finco Facility; and

               (d) the Exchange Debt Facility.

        "Existing Facilities Documents" means the collective reference to
(i) the PCS Facility Documents, (ii) the RCF Facility Documents, (iii) the Finco Facility Documents and (iv) the Exchange Debt Facility Documents.

        "Existing Facility Obligations" means the PCS Facility Obligations, the RCF Facility Obligations, the Finco Facility Obligations and the Exchange Debt Obligations.

        "Existing Facility Parties" means the PCS Facility Parties, the RCF Facility Parties, the Finco Facility Parties and the Exchange Debt Parties.

        "Finco Facility" means the Amendment No. 3 to Note Agreement, Amendment No. 4 to Guaranty Agreement, Amendment No. 1 to Put Agreement (the "Omnibus Amendment") dated as of June 12, 2000, relating to the Adjustable Rate Senior Secured Notes due August 15, 2002 originally issued by Finco, Inc. and guaranteed by Rite Aid. The "Finco Facility " shall be deemed to include the Note Agreement dated as of September 30, 1996, among Finco, Inc., and each of the Purchasers listed in Annex 1 thereto, as amended through the Closing Date.

        "Finco Facility Documents" means (i) the Finco Facility, (ii) the Guaranty Agreement dated as of September 30, 1996 pursuant to which Rite Aid guaranteed the obligations of Finco, Inc. under the Finco Facility;
(iii) the Put Agreement dated as of September 30, 1996 entered into by Rite Aid, and (iv) the Security Agreement dated as of September 30, 1996 entered into by Finco, Inc. and The Prudential Insurance Company of America as the Security Agent on behalf of the Finco Facility Parties, in each case as amended through the Closing Date.

        "Finco Facility Obligations" means (i) all outstanding principal amounts under the Finco Facility Documents, (ii) all interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the principal amounts pursuant to clause
(i) of this definition, (iii) any renewals or extensions of any of the foregoing and (iv) any and all other amounts payable by the Borrower in respect of the Finco Facility Documents; provided, however, that the principal amount of indebtedness included in the Finco Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Finco Facility Parties" means The Prudential Insurance Company of America and Pruco Life Insurance Company and their successors and assigns as noteholders and purchasers under the Finco Facility Documents and The Prudential Insurance Company of America, as Security Agent under the Finco Facility Documents and its successor or assignee.

        "Forward Commitment Agreement" means the Forward Commitment Agreement dated June 12, 2000, among Rite Aid, SPV, SSB and JPM.

        "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

        "Indentures" mean, collectively, (a) the Indenture dated as of December 21, 1998, between Rite Aid and Harris Trust and Savings Bank, as trustee, (b) the Indenture dated as of August 1, 1993, between Rite Aid and Morgan Guaranty Trust Company of New York, as trustee, (c) the Indenture dated as September 10, 1997, between Rite Aid and Harris Trust and Savings Bank, as trustee and (d) the Indenture dated as of September 22, 1998, between Rite Aid and Harris Trust and Savings Bank, as trustee.

        "Independent Standby L/C Documents" means the Citibank Standby L/C Documents and the Mellon Standby L/C Documents.

        "Independent Standby L/C Obligations" means the Citibank Standby L/C Obligations and the Mellon Standby L/C Obligations.

        "Independent Standby L/C Parties" means Citibank and Mellon Bank in their capacities as issuers of Independent Standby Letters of Credit.

        "Independent Standby Letters of Credit" means the Citibank Standby Letters of Credit and the Mellon Standby Letters of Credit.

        "Instructing Group" means, until the Senior Obligation Payment Date, the Majority Senior Parties, and thereafter the Second Priority Instructing Group.

        "JPM" means J.P. Morgan Securities, Inc.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

        "Majority Senior Parties" means the Majority Banks, as defined in the Senior Credit Facility, or with respect to any waiver, amendment or request, Senior Banks having such amount of unused Revolving Credit Commitments, Revolving Credit Exposure, unused Term Loan Commitments and outstanding Term Loans as may be required under the Senior Credit Facility to approve the same.

        "Mellon Bank" means Mellon Bank, N.A.

        "Mellon Standby L/C Documents" mean the reimbursement agreements, letter of credit applications and other documents relating to the Mellon Standby Letters of Credit.

        "Mellon Standby L/C Obligations" means (a) each payment, including payments in respect of reimbursements and cash collateralization, required to be made by Rite Aid under the Mellon Standby L/C Documents in respect of Mellon Standby Letters of Credit in an aggregate amount at any time outstanding not in excess of (i) $26,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied to such obligations as the result of the exercise of remedies under the Senior Collateral Documents and (b) all other monetary obligations, including fees, costs, expenses and indemnities (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) of Rite Aid under the Mellon Standby L/C Documents to the extent attributable to the Mellon Standby Letters of Credit referred to in clause (a).

        "Mellon Standby Letters of Credit" means the standby letters of credit issued for the account of the Borrower by Mellon Bank outstanding on the Closing Date in an aggregate face amount of $26,000,000, together with any standby letter of credit (other than any letter of credit issued under the Senior Credit Facility) hereafter issued by Mellon Bank for the account of any Obligor provided that the Mellon Standby Letters of Credit shall be limited to an amount at any time outstanding not in excess of (i) $26,000,000 minus (ii) the cumulative amount of proceeds of Collateral applied as the result of the exercise of remedies under the Senior Collateral Documents to reimbursement and cash collateralization obligations in respect of Mellon Standby Letters of Credit.

        "Moody's" means Moody's Investors Service, Inc., or any successor to its business of rating debt securities.

        "Net Cash Proceeds" means,

               (a) with respect to any sale, transfer or other disposition of any property or asset (a "Disposition"), an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Disposition (including, when received, any cash proceeds received in respect of any noncash proceeds of any Disposition), less (I) the sum of

                      (i) reasonable costs and expenses paid or incurred in
               connection with such transaction, including, without limitation, any underwriting brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses (including title and recording expenses, associated therewith), payments of unassumed liabilities relating to the assets sold and any severance and termination costs;

                      (ii) the amount of any Debt (or Attributable Debt),
               together with premium or penalty, if any, and accrued interest thereon (or comparable obligations in respect of Attributable Debt) secured by a Lien on (or if Attributable Debt, the lease of) any asset disposed of in such Disposition and discharged from the proceeds thereof, but only to the extent such Lien has priority over the Senior Lien, the Second Priority Lien and the Liens under the Exchange Debt First Priority Collateral Documents;

                      (iii) any taxes actually paid or to be payable by
               such Person (as estimated by a senior financial or accounting officer of the Borrower, giving effect to the overall tax position of the Borrower) in respect of such Disposition;

                      (iv) the portion of such cash proceeds which the
               Borrower determines in good faith and reasonably should be reserved for post-closing adjustments, including, without limitation, indemnification payments and purchase price adjustments, provided, that on the date that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Disposition exceeds the actual post-closing adjustments payable by the Borrower or any of the Subsidiary Guarantors shall constitute Net Cash Proceeds on such date; and

                      (v) in the case of a PCS Divestiture the sum of (1)
               the PCS Incremental Investment as of the date of consummation of such disposition plus (2) the aggregate Net Cash Proceeds of PCS Dispositions in the form of Sale and Leaseback Transactions theretofore applied to prepayments of the PCS Facility; and

        plus (II) in the case of a PCS Divestiture, the PCS Investment Reduction as of the date of consummation of such transaction;

               (b) with respect to any Capital Markets Transaction, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such Capital Markets Transaction, less any reasonable transaction costs; including investment banking and underwriting fees, discounts and commissions and any other expenses (including legal fees and expenses) reasonably incurred by such Person in respect of such Capital Markets Transaction; and

               (c) with respect to receipt of Casualty/Condemnation Proceeds, the amount thereof.

        "Obligors" means Rite Aid, the Subsidiary Guarantors and any other Person who is liable for any of the Secured Obligations.

        "paid in full" means paid in full in cash.

        "PCS" means PCS Holding Corporation, a Delaware corporation, and its successors.

        "PCS Common Stock" means the common stock of PCS owned by Rite Aid.

        "PCS Disposition" means (i) any sale or other disposition of capital stock of PCS (or of any non-cash proceeds thereof), (ii) any sale, lease or other disposition (including a Casualty/Condemnation) by PCS or any of its Subsidiaries of any asset, other than (y) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment, in each case in the ordinary course of business, and (z) dispositions to PCS or a wholly-owned Subsidiary of PCS or (iii) any sale, lease or other disposition (including a Casualty/Condemnation) of PCS Land.

        "PCS Divestiture" means a PCS Disposition as a result of which the business of PCS is no longer conducted by a Consolidated Subsidiary of the Borrower.

        "PCS/Drugstore Pledged Collateral" means the capital stock of PCS and Drugstore.com pledged by Rite Aid under the PCS Pledge Agreement and the Drugstore.com Pledge Agreement and all income and profits thereon, dividends and other payments and distributions with respect thereto and all proceeds of the foregoing subject to a Lien under such agreements.

        "PCS Excluded Assets" means (i) any Collateral consisting of assets of PCS or a Subsidiary of PCS, other than PCS Linked Accounts, (ii) PCS Land and (iii) any proceeds of clauses (i) and (ii). For purposes of
Article IV of the Collateral Trust and Intercreditor Agreement, any proceeds of enforcement of the Senior Subsidiary Guarantee Agreement or the Second Priority Guarantee Agreement against PCS or a Subsidiary of PCS (other than with respect to the PCS Linked Accounts and the proceeds thereof) shall be deemed to be proceeds of Collateral consisting of PCS Excluded Assets.

        "PCS Facility" means the PCS Facility dated as of June 12, 2000, among Rite Aid, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "PCS Facility Documents" means the "Loan Documents" as defined in the PCS Facility.

        "PCS Facility Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan made under the PCS Facility, (ii) all other amounts payable by the Borrower under the PCS Facility Documents and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the PCS Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "PCS Facility Parties" means the parties to the PCS Facility Documents other than the Obligors, the Senior Bank Parties and the Representatives, but including the administrative agent under the PCS Facility and the beneficiaries of each indemnification obligation by Rite Aid or any other Obligor under any PCS Facility Documents.

        "PCS Incremental Investment" means, at any date, the amount, if any, by which the inter-company payable owing by Rite Aid Hdqtrs. Corp. to PCS at such date is less than such amount as at May 27, 2000. The Borrower shall promptly notify each of the Representatives following the Closing Date of such latter amount.

        "PCS Investment Reduction" means, at any date, the excess, if any, of (i) the amount, if any, by which the intercompany payable owing by Rite Aid Hdqtrs. Corp. to PCS at such date is greater than such amount as at May 27, 2000, over (ii) the cumulative PCS EBITDA, as defined in the Senior Credit Facility, for the period from May 27, 2000, to such date.

        "PCS Land" means the real property described as N.W. 96th Street and Mountainview Road, Scottsdale, Arizona, together with any improvements thereon.

        "PCS Linked Accounts" means any accounts receivable owed to PCS by third party insurers in respect of claims generated by other Subsidiaries of Rite Aid and giving rise to related accounts payable owed by PCS to such other Subsidiaries of Rite Aid.

        "PCS Pledge Agreement" means the PCS Pledge Agreement dated as of October 25, 1999 and amended and restated as of June 12, 2000, between the Borrower and Morgan Guaranty Trust Company of New York, as agent thereunder.

        "Permitted Disposition" means any of the following:

               (i) dispositions of inventory at retail, cash, cash equivalents and other cash managing investments and obsolete, unused, uneconomic or unnecessary equipment, in each case in the ordinary course of business;

               (ii) a disposition to a Subsidiary Guarantor, provided, that
        (A) if the property subject to such disposition constitutes Collateral immediately before giving effect to such disposition, such property continues to constitute Collateral subject to the Senior Lien and the Second Priority Lien, and (B) no dispositions of property will be made to or by PCS or its Subsidiaries except in the ordinary course of business consistent with past practice;

               (iii) a sale or discount, in each case without recourse and in the ordinary course of business, of overdue Accounts (as defined in the Senior Credit Facility) arising in the ordinary course of business, but only to the extent such Accounts are no longer Eligible Accounts Receivable (as defined in the Senior Credit Facility) and such sale or discount is in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

               (iv) Basket Asset Sales; and

               (v) any disposition of Exchange Notes by SPV to SSB or JPM (or their respective successors, assigns and affiliates), pursuant to the Forward Commitment Agreement as in effect on the Closing Date.

        "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "RCF Facility" means the RCF Facility dated as of June 12, 2000, among Rite Aid, the banks party thereto and Morgan Guaranty Trust Company of New York, as administrative agent.

        "RCF Facility Documents" means the "Loan Documents" as defined in the RCF Facility.

        "RCF Facility Obligations" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan made under the RCF Facility, (ii) all other amounts payable by the Borrower to the RCF Facility Parties under the RCF Facility Documents and (iii) any renewals or extensions of any of the foregoing; provided, however, that the principal amount of indebtedness included in the RCF Facility Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "RCF Facility Parties" means the parties to the RCF Facility Documents other than the Obligors.

        "Reduction" means, when applied to any Debt Facility, (i) the permanent repayment of outstanding loans (or obligations in respect of Attributable Debt) under such Debt Facility, (ii) the permanent reduction of outstanding lending commitments under such Debt Facility or (iii) the permanent cash collateralization of outstanding letters of credit under such facility (together with the termination of any lending commitments utilized by such letters of credit).

        "Reduction Event" is (i) a PCS Disposition, (ii) a Capital Markets Transaction, (iii) a Designated Asset Disposition, (iv) a Senior Collateral Disposition, (v) other Asset Sales or (vi) receipt of other
Casualty/Condemnation Proceeds.

        "Related Exchange Debt" means, with respect to any of the Existing Facilities (other than the Exchange Debt Facility), Debt under the Exchange Debt Facility issued in exchange for Debt under such Existing Facility.

        "Related Exchange Debt Obligation" shall mean Exchange Debt Obligations in respect of Related Exchange Debt.

        "Representatives" means each of the Senior Collateral Agent and the Second Priority Representatives.

        "Required Prepayment Amount" has the meaning assigned to such term in the Senior Credit Facility, as in effect on the Closing Date.

        "Rite Aid" means Rite Aid Corporation, a Delaware corporation, and its successors.

        "Rite Aid Hdqtrs. Corp." means Rite Aid Hdqtrs. Corp., a Delaware corporation and a Wholly-Owned Consolidated Subsidiary of the Borrower.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to its business of rating debt securities.

        "Sale and Leaseback Transaction" means the sale or transfer by the Borrower or any Subsidiary of any office building (including its headquarters), distribution center, manufacturing plant, warehouse, Store or equipment now or hereafter owned by the Borrower or any Subsidiary with the intention that the Borrower or any Subsidiary take back a lease thereof.

        "Second Priority Collateral" means all the "Second Priority Collateral" as defined in any Second Priority Collateral Documents and shall also include the Mortgaged Properties and the proceeds thereof, but shall not in any event include the PCS/Drugstore Pledged Collateral or the Exchange Debt First Priority Collateral.

        "Second Priority Collateral Documents" means the Second Priority Mortgages, the Second Priority Subsidiary Security Agreement, the Second Priority Subsidiary Guarantee Agreement, the Second Priority Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing for purposes of providing collateral security or credit support for any Second Priority Debt Obligation or obligation under the Second Priority Subsidiary Guarantee Agreement but specifically excluding the Drugstore.com Pledge Agreement, the Exchange Debt First Priority Collateral Documents and the PCS Pledge Agreement.

        "Second Priority Collateral Trustee" means Wilmington Trust Company, in its capacity as collateral trustee under the Collateral Trust and Intercreditor Agreement and the Second Priority Collateral Documents, and its successors.

        "Second Priority Debt Documents" means the Existing Facility Documents, the Exchange Note Documents, the Synthetic Lease Documents and the Second Priority Collateral Documents.

        "Second Priority Debt Obligations" means the collective reference to the Exchange Debt Obligations, the Exchange Note Obligations, the Synthetic Lease Obligations, the PCS Facility Obligations, the RCF Facility Obligations and the Finco Facility Obligations.

        "Second Priority Debt Parties" means the Existing Facility Parties, the Exchange Note Parties, the Synthetic Lease Parties and the Second Priority Collateral Trustee.

        "Second Priority Facilities" means the Exchange Debt Facility, the Exchange Note Indenture, the Synthetic Lease Facilities, the PCS Facility, the RCF Facility and the Finco Facility.

        "Second Priority Indemnity, Subrogation and Contribution Agreement" means the Second Priority Indemnity, Subrogation and Contribution
Agreement, dated as of June 12, 2000, among Rite Aid, the Subsidiary Guarantors and the Second Priority Collateral Trustee.

        "Second Priority Instructing Group" means Second Priority
Representatives with respect to Second Priority Facilities under which at least a majority of the then aggregate amount of Second Priority Debt Obligations are outstanding.

        "Second Priority Lien" means the Liens on the Second Priority Collateral in favor of the Second Priority Debt Parties under the Second Priority Collateral Documents.

        "Second Priority Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents which create a Lien in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties, delivered pursuant to the Second Priority Debt Documents, each substantially in the form of Exhibit [ ] to the RCF Facility, with such changes as are approved by the Senior Collateral Agent and the Second Priority Representatives.

        "Second Priority Representative" means, in respect of each Second Priority Facility, the trustee under the Exchange Note Indenture and the administrative agent, security agent or agent under each other Second Priority Facility and each of their successors in such capacities.

        "Second Priority Subsidiary Guarantee Agreement" means the Second Priority Subsidiary Guarantee Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

        "Second Priority Subsidiary Security Agreement" means the Second Priority Subsidiary Security Agreement, dated as of June 12, 2000, made by the Subsidiary Guarantors (including any additional Subsidiary Guarantor becoming party thereto after the Closing Date) in favor of the Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

        "Secured Obligations" means the Senior Obligations and the Second Priority Debt Obligations.

        "Senior Bank" means a "Bank" as defined in the Senior Credit
Facility.

        "Senior Bank Obligations" means (i) the principal of each loan made under the Senior Credit Facility, (ii) all reimbursement and cash collateralization obligations in respect of letters of credit issued under the Senior Credit Facility, (iii) all monetary obligations of the Borrower or any Subsidiary under each Senior Interest Rate Agreement entered into with any counterparty that was a Senior Bank (or an Affiliate thereof) at the time such Senior Interest Rate Agreement was entered into, (iv) all interest on the loans, letter of credit reimbursement, fees and other obligations under the Senior Credit Facility or such Senior Interest Rate Agreements (including, without limitation any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or any Subsidiary Guarantor, whether or not allowed or allowable as a claim in such proceeding), (v) all other amounts payable by the Borrower under the Senior Loan Documents and (vi) all increases, renewals, extensions and refinancings of the foregoing; provided, however, that the principal amount of the indebtedness under the Senior Credit Facility included in the Senior Bank Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Senior Bank Parties" means each party to the Senior Credit Facility other than any Obligor, each counterparty to a Senior Interest Rate Agreement, the beneficiaries of each indemnification obligation undertaken by Rite Aid or any other Obligor under any Senior Loan Document, and the successors and permitted assigns of each of the foregoing.

        "Senior Collateral" means all the "Senior Collateral" as defined in any Senior Collateral Document and shall also include the Mortgaged Properties and the proceeds thereof, but shall not in any event include the PCS/Drugstore Pledged Collateral and the Exchange Debt First Priority Collateral.

        "Senior Collateral Agent" means Citicorp USA, Inc., in its capacity as Senior Collateral Agent under the Senior Collateral Documents, and its successors.

        "Senior Collateral Disposition" means (i) any sale, transfer or other disposition of Senior Collateral (including any property or assets that would constitute Senior Collateral but for the release of the Senior Lien with respect thereto in connection with such sale, transfer or other disposition), other than a PCS Disposition, or a Permitted Disposition or
(ii) a Casualty/Condemnation with respect to Senior Collateral (other than PCS Excluded Assets).

        "Senior Collateral Documents" means the Senior Mortgages, the Senior Subsidiary Security Agreement, the Senior Subsidiary Guarantee Agreement, the Senior Indemnity, Subrogation and Contribution Agreement, the Collateral Trust and Intercreditor Agreement and each of the mortgages, security agreements and other instruments and documents executed and delivered by any Subsidiary Guarantor pursuant to any of the foregoing or pursuant to the Senior Credit Facility or for purposes of providing collateral security or credit support for any Senior Obligation or obligation under the Senior Subsidiary Guarantee Agreement.

        "Senior Credit Facility" means the Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid, as Borrower, the Senior Banks, the Swingline Banks, the Issuing Banks, the Senior Administrative Agent, the Senior Collateral Agent and the Syndication Agents.

        "Senior Indemnity, Subrogation and Contribution Agreement" means the Senior Indemnity, Subrogation and Contribution Agreement, dated as of June 12, 2000 among Rite Aid, the Subsidiary Guarantors (including Subsidiary Guarantors becoming party thereto after the Closing Date) and the Senior Collateral Agent.

        "Senior Interest Rate Agreement" means any Interest Rate Agreement entered into with Rite Aid or any Subsidiary, if the applicable counterparty was a Senior Bank or an Affiliate thereof at the time the Interest Rate Agreement was entered into.

        "Senior Lien" means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

        "Senior Loan Documents" means the Senior Credit Facility, the Notes referred to in the Senior Credit Facility, each Senior Interest Rate Agreement, and the Senior Collateral Documents.

        "Senior Mortgages" means the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to the Senior Credit Facility, each substantially in the form of Exhibit K to the Senior Credit Facility, with such changes as are approved by the Senior Collateral Agent.

        "Senior Obligation Payment Date" means the date on which (i) the Senior Obligations have been paid in full, (ii) all lending commitments under the Senior Credit Facility have been terminated and (iii) there are no outstanding Independent Standby Letters of Credit or letters of credit issued under the Senior Credit Facility other than such as have been fully cash collateralized under documents and arrangements satisfactory to the issuer of such letters of credit.

        "Senior Obligations" means (a) the Senior Bank Obligations and (b) the Independent Standby L/C Obligations.

        "Senior Secured Parties" means (a) the Senior Bank Parties and (b) the Independent Standby L/C Parties.

        "Senior Subsidiary Guarantee Agreement" means the Senior Subsidiary Guarantee Agreement, made by the Subsidiary Guarantors (including
Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties.

        "Senior Subsidiary Security Agreement" means the Senior Subsidiary Security Agreement, made by the Subsidiary Guarantors (including Subsidiary Guarantors that become parties thereto after the Closing Date) in favor of the Senior Collateral Agent for the benefit of the Senior Secured Parties.

        "SPV" means Fiona One Corp., a Delaware corporation and a wholly-owned Subsidiary of Rite Aid which is organized for the sole purpose of acquiring Exchange Notes on the Closing Date from Rite Aid and selling such Exchange Notes to SSB and JPM in accordance with the Forward
Commitment Agreement.

        "SSB" means Salomon Smith Barney Inc.

        "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

        "Subsidiary Guarantor" means each Subsidiary that is party to the Senior Subsidiary Guarantee Agreement, the Second Priority Subsidiary Guarantee Agreement or any other Senior Collateral Document or Second Priority Collateral Document.

        "Synthetic Lease Documents" means the documents governing the Synthetic Leases.

        "Synthetic Lease Facilities" means certain synthetic leases entered into by the Subsidiary Guarantors and guaranteed by Rite Aid having an aggregate discounted present value of approximately $214,000,000, as amended and restated as of the Closing Date.

        "Synthetic Lease Obligations" means all rent and supplemental rent, all fees and all other expenses or amounts payable by any Obligors to any Synthetic Lease Parties under any Synthetic Lease Document; provided, however, that the aggregate amount of the Synthetic Lease Obligations shall not exceed the maximum amount from time to time permitted to be outstanding by the Collateral Trust and Intercreditor Agreement.

        "Synthetic Lease Parties" means all parties to the Synthetic Lease Documents other than the Obligors.

        "Temporary Cash Investment" means any investment by any Person in
(i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P and P-1 by Moody's, (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each case that such investment matures within one year from the date of acquisition thereof by such Person or (v) money market mutual funds at least 90% the assets of which are held in investments referred to in clauses (i) through (iv) above (except that the maturities of certain investments held by any such money market funds may exceed one year so long as the dollar-weighted average life of the investments of such money market mutual fund is less than one year).

        "Uniform Commercial Code" or "UCC" means, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York.



                                                             Annex 3 to the
                               Collateral Trust and Intercreditor Agreement


                             SUPPLEMENT NO.  dated as of    , to the COLLATERAL
                      TRUST AND INTERCREDITOR AGREEMENT dated as of June
                      12, 2000 (the "Collateral Trust and Intercreditor Agreement"), among Rite Aid Corporation ("Rite Aid"), certain subsidiaries of Rite Aid (each a "Subsidiary Guarantor"), Wilmington Trust Company, a Delaware banking corporation, as Second Priority Collateral Trustee for the holders from time to time of the Second Priority Debt Obligations, Citicorp USA, Inc., a Delaware corporation, as Senior Collateral Agent for the Senior Secured Parties under the Senior Loan Documents, Morgan Guaranty Trust Company of New York, as administrative agent for the RCF Facility Parties under the RCF Facility Documents, the PCS Facility Parties under the PCS Facility Documents and the Exchange Debt Parties under the Exchange Debt
                      Facility Documents, The Prudential Insurance Company of America, as Security Agent for the Finco Facility Parties under the Finco Facility Documents, State
                      Street Bank and Trust Company, as trustee under the Exchange Note Indenture for the holders of the Exchange Notes, and The Sumitomo Bank, Limited, New
                      York Branch, as collateral agent for the Synthetic
                      Lease Parties under the Synthetic Lease Documents.


        A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Trust and Intercreditor Agreement, including the Definitions Annex referred to therein.

        B. The Subsidiary Guarantors have entered into the Collateral Trust and Intercreditor Agreement. Pursuant to Section 5.08(a) of the Senior Credit Facility and certain provisions of the Second Priority Debt Documents, any subsequently acquired or organized Domestic Subsidiary of Rite Aid is required to enter into the Collateral Trust and Intercreditor Agreement. Section 9.11 of the Collateral Trust and Intercreditor Agreement provides that such Subsidiaries may become party to the Collateral Trust and Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Senior Credit Facility in order to induce the Senior Banks to make additional extensions of credit thereunder and as consideration for extensions of credit previously made, and in accordance with the requirements of the Second Priority Debt Documents.

        Accordingly, the Second Priority Collateral Trustee, the Senior Collateral Agent and the New Subsidiary Guarantor agree as follows:

        SECTION 1. In accordance with Section 9.11 of the Collateral Trust and Intercreditor Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Collateral Trust and Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Collateral Trust and Intercreditor Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Collateral Trust and Intercreditor Agreement shall be deemed to include the New Subsidiary Guarantor. The Collateral Trust and Intercreditor Agreement is hereby incorporated herein by reference.

        SECTION 2. The New Subsidiary Guarantor represents and warrants to the Second Priority Collateral Trustee, the Senior Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

        SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each of the Second Priority Collateral Trustee and the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary Guarantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

        SECTION 4. Except as expressly supplemented hereby, the Collateral Trust and Intercreditor Agreement shall remain in full force and effect.

        SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Trust and Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 9.02 of the Collateral Trust and Intercreditor Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it in care of Rite Aid as specified in the Collateral Trust and Intercreditor Agreement.

        SECTION 8. The New Subsidiary Guarantor agrees to reimburse each of the Second Priority Collateral Trustee and the Senior Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second Priority Collateral Trustee and the Senior Collateral Agent.


        IN WITNESS WHEREOF, the New Subsidiary Guarantor, the Second Priority Collateral Trustee and the Senior Collateral Agent have duly executed this Supplement to the Collateral Trust and Intercreditor Agreement as of the day and year first above written.

                                       [NAME OF NEW SUBSIDIARY GUARANTOR],


                                       By________________________________
                                       Name:
                                       Title: Authorized Signatory

Acknowledged by:

WILMINGTON TRUST COMPANY,
as Second Priority Collateral Trustee,

By________________________________
Name:
Title:

CITICORP USA, INC., as Senior Collateral Agent,

By________________________________
Name:
Title: